Exhibit 99.2

Quarterly Supplemental

2nd Quarter 2022

WHOLE FOODS MARKET
Board & Brew
Luna Grill
NORDSTROM rack
amazon fresh
amazon fresh
NOW OPEN
Tanasbourne Market
Portland, OR
Newland Center
Los Angeles, CA
Mellody Farm
Chicago, IL
Point 50
Washington, D.C.

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency Centers.

Table of Contents

June 30, 2022

Forward-Looking Statements	i

Earnings Press Release	iii

Summary Information:

Summary Financial Information	1

Summary Real Estate Information	2

Financial Information:

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

Supplemental Details of Operations (Consolidated Only)	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)	6

Supplemental Details of Operations (Real Estate Partnerships Only)	7

Supplemental Details of Same Property NOI (Pro-Rata)	8

Reconciliations of Non-GAAP Financial Measures	9

Capital Expenditures and Additional Disclosures	10

Summary of Consolidated Debt	11

Summary of Consolidated Debt Detail	12

Summary of Unsecured Debt Covenants and Leverage Ratios	13

Summary of Unconsolidated Debt	14

Unconsolidated Investments	15

Investment Activity:

Property Transactions	16

Summary of In-Process Developments and Redevelopments	17

Development and Redevelopment Current Year Completions	18

Real Estate Information:

Leasing Statistics	19

Annual Base Rent by State	20

Annual Base Rent by CBSA	21

Annual Base Rent by Tenant Category	22

Significant Tenant Rents	23

Tenant Lease Expirations	24

Portfolio Summary Report by State	25

Additional Disclosures and Forward-Looking Information:

Components of NAV	42

Supplemental Details of Lease Income and Tenant & Other Receivables (Pro-Rata)	43

Earnings Guidance	44

Glossary of Terms	45

Safe Harbor Language

June 30, 2022

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2022 Guidance, are "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as "may," "will," "should," "expect," "estimate," "believe," "intend," "forecast," "anticipate," "guidance," and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our SEC filings. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation:

Risk Factors Related to Pandemics or other Health Crises

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. In addition, labor challenges and supply delays and shortages due to a variety of macroeconomic factors, including inflationary pressures, could affect the retail industry. Our success depends on the continued presence and success of our “anchor” tenants. A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with Disabilities Act and fire, safety and other regulations may have a negative effect on us.

Risk Factors Related to Real Estate Investments

Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate.

Risk Factors Related to the Environment Affecting Our Properties

Climate change may adversely impact our properties directly, and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change. Costs of environmental remediation may impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key

Supplemental Information i

personnel may adversely affect our business and operations. The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us. The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined.

Risk Factors Related to the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at historical rates.

Risk Factors Relating to the Company’s Qualification as a REIT

If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negative effect on us. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risk Factors Related to the Company’s Common Stock

Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Company's capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future.

Supplemental Information ii

NEWS RELEASE For immediate release Christy McElroy 904 598 7616 ChristyMcElroy@regencycenters.com

Regency Centers Reports Second Quarter 2022 Results

JACKSONVILLE, Fla. (August 4, 2022) – Regency Centers Corporation (“Regency” or the “Company”) (Nasdaq: REG) today reported financial and operating results for the period ended June 30, 2022 and provided updated 2022 earnings guidance. For the three months ended June 30, 2022 and 2021, Net Income was $0.61 per diluted share and $0.56 per diluted share, respectively.

Second Quarter 2022 Highlights

•
Reported Nareit FFO of $1.00 per diluted share and Core Operating Earnings of $0.94 per diluted share for the second quarter
•
Raised 2022 Nareit FFO guidance to a range of $3.92 to $3.96 per diluted share
•
Reported that Same Property NOI excluding lease termination fees and prior year collections increased 3.1% during the second quarter over the same period a year ago
•
Increased Same Property percent leased by 160 basis points to 94.5%, and Same Property small shop percent leased by 220 basis points to 91.0%, compared to June 30, 2021
•
Executed 1.3 million square feet of comparable new and renewal leases during the second quarter at a blended cash rent spread of +8.8%
•
Started approximately $50 million of new development and redevelopment projects and completed nearly $12 million of redevelopment projects during the second quarter, each at Regency’s share
•
Net project costs for Regency’s in-process development and redevelopment projects were approximately $390 million as of June 30, 2022
•
Completed property acquisitions of $130 million and property dispositions of $40 million during the second quarter, each at Regency’s share
•
Repurchased approximately 1.3 million shares of common stock at an average price of $58.25 per share, for $75.4 million
•
Issued the Company’s fifth annual Corporate Responsibility Report on May 24, 2022
•
Achieved pro-rata net debt-to-operating EBITDAre of 5.0x as of June 30, 2022
•
Subsequent to quarter end, on August 2, 2022, Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.625 per share

"Despite the macroeconomic pressures that exist today, our operating trends remain strong, as we produced another quarter of solid results, leading us to raise full-year guidance" said Lisa Palmer, President and Chief Executive Officer. "Robust leasing activity and our value creation pipeline provide further tailwinds to our growth outlook for the remainder of the year, while the strength of our balance sheet allows us to be patient and opportunistic. Also, as a foundational strategy for Regency, we were pleased to highlight our ESG achievements during the quarter and provide aggressive de-carbonization and other sustainability targets."

Supplemental Information iii

Financial Results

Net Income

•
For the three months ended June 30, 2022, Net Income Attributable to Common Stockholders (“Net Income”) was $104.8 million, or $0.61 per diluted share, compared to Net Income of $95.5 million, or $0.56 per diluted share, for the same period in 2021.

Nareit FFO

•
For the three months ended June 30, 2022, Nareit Funds From Operations (“Nareit FFO”) was $173.9 million, or $1.00 per diluted share, compared to $168.4 million, or $0.99 per diluted share, for the same period in 2021.
o
Nareit FFO in the second quarter of 2022 includes positive uncollectible lease income of $5.3 million at Regency’s share, or $0.03 per diluted share, favorably impacted by the collection of revenues reserved during 2020 and 2021. Additional detail on uncollectible lease income is on page 34 of the second quarter 2022 supplemental package.
o
Nareit FFO in the second quarter of 2022 also benefitted from the reversal of straight-line rent reserves of $3.5 million at Regency’s share, or $0.02 per diluted share, triggered by the conversion of some cash basis tenants back to accrual basis accounting.

Core Operating Earnings

•
For the three months ended June 30, 2022, Core Operating Earnings was $163.1 million, or $0.94 per diluted share, compared to $161.6 million, or $0.95 per diluted share, for the same period in 2021.

Portfolio Performance

Same Property NOI

•
Second quarter 2022 Same Property Net Operating Income (“NOI”), excluding lease termination fees, increased by 0.6% compared to the same period in 2021.
•
Second quarter 2022 Same Property Net Operating Income (“NOI”), excluding lease termination fees and prior year collections, increased by 3.1% compared to the same period in 2021.
•
Second quarter 2022 Same Property base rent increased by 3.0% compared to the same period in 2021.

Leased Occupancy

•
As of June 30, 2022, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships, was 94.2% leased.

•
As of June 30, 2022, Regency’s Same Property portfolio was 94.5% leased, an increase of 20 basis points sequentially and an increase of 160 basis points compared to June 30, 2021.

o
Same Property anchor percent leased, which includes spaces greater than or equal to 10,000 square feet, was 96.6%, a decline of 10 basis points sequentially.

o
Same Property shop percent leased, which includes spaces less than 10,000 square feet, was 91.0%, an increase of 60 basis points sequentially.
•
As of June 30, 2022, Regency’s Same Property portfolio was 92.1% commenced, an increase of 10 basis points sequentially and an increase of 110 basis points compared to June 30, 2021.

Supplemental Information iv

Leasing Activity

•
During the three months ended June 30, 2022, Regency executed approximately 1.3 million square feet of comparable new and renewal leases at a blended cash rent spread of +8.8%.
•
For the trailing twelve months, the Company executed approximately 6.8 million square feet of comparable new and renewal leases at a blended cash rent spread of +8.3%.

Corporate Responsibility

•
On May 24, 2022, Regency issued its annual Corporate Responsibility Report, illustrating the Company’s continued sustainability commitment and leadership, as well as describing its key environmental, social, and governance initiatives and achievements. The report can be found on Regency’s Corporate Responsibility website.
•
Regency achieved 2022 Green Lease Leaders Gold recognition, granted by the Institute for Market Transformation and the U.S. Department of Energy’s Better Buildings Alliance.

Capital Allocation and Balance Sheet

Developments and Redevelopments

•
During the second quarter, Regency started approximately $50 million of development and redevelopment projects, at the Company’s share, including the second phase of the ground-up Baybrook East development in Houston and the redevelopment of Buckhead Landing in Atlanta.
•
As of June 30, 2022, Regency’s in-process development and redevelopment projects had estimated net project costs of approximately $390 million at the Company’s share, 51% of which has been incurred to date.

•
During the second quarter, the Company completed redevelopment projects with combined costs of over $12 million, at the Company’s share.

Property Transactions

•
During the second quarter of 2022, the Company completed a combined total of $130 million of acquisitions at Regency’s share, including the previously-announced acquisition of its partner’s 75% interest in four properties in the RegCal JV portfolio for $88.5 million at Regency’s share, and the acquisition of an 80% interest in the Whole Foods-anchored Baederwood Shopping Center in Philadelphia for $41.3 million.

•
During the second quarter of 2022, the Company completed the disposition of three properties for a combined total gross sales price of $40 million, at Regency’s share.

Balance Sheet

•
During the second quarter of 2022, as part of the Company’s previously-announced stock repurchase program, Regency repurchased approximately 1.3 million shares of common stock at an average price of $58.25 per share, for $75.4 million.
•
As previously announced, during the second quarter of 2022 the Company settled approximately 1.0 million shares under forward sale agreements in connection with its ATM program, entered into during 2021 at an average gross issuance price of $65.78 per share.

•
As of June 30, 2022, Regency had full capacity available under its $1.2 billion revolving credit facility.

•
As of June 30, 2022, Regency’s pro-rata net debt-to-operating EBITDAre ratio was 5.0x.

Dividend

•
On August 2, 2022, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.625 per share. The dividend is payable on October 4, 2022, to shareholders of record as of September 15, 2022.

Supplemental Information v

2022 Guidance

Regency Centers has updated its 2022 guidance, as summarized in the table below. Please refer to the Company’s "Business Update" presentation for additional detail on its guidance, as well as in the second quarter 2022 supplemental package. All materials are posted on the Company’s website at investors.regencycenters.com.

Full Year 2022 Guidance (in thousands, except per share data)	2Q YTD	Current Guidance	Prior Guidance

Net Income Attributable to Common Stockholders per diluted share	$1.74	$2.60 - $2.64	$2.50 - $2.56

Nareit Funds From Operations ("Nareit FFO") per diluted share	$2.04	$3.92 - $3.96	$3.84 - $3.90

Core Operating Earnings per diluted share (1)	$1.91	$3.70 - $3.74	$3.65 - $3.71

Same property NOI growth without termination fees	4.1%	+1.25% to +2.25%	0% to +1.5%

Same property NOI growth without termination fees or collection of PY reserves	8.6%	+4.75% to +5.75%	+3.5% to +5.0%

Collection of Prior Year Reserves (2)	$15,033	+/- $18,000	+/- $18,000

Certain non-cash items (3)	$22,457	+/- $37,500	+/- $33,500
Impact from Reversal of Uncollectible Straight-Line Rent Receivables (4)	$7,494	$7,494	$3,967

Net G&A expense	$43,598	$86,000 - $88,000	$82,500 - $85,500

Net interest expense	$82,984	$166,000 - $167,000	$165,000 - $166,000

Recurring third party fees & commissions	$12,654	$24,000 - $25,000	$24,000 - $25,000

Development and Redevelopment spend	$57,972	+/- $140,000	+/- $150,000

Acquisitions	$170,908	+/- $170,000	+/- $170,000
Cap rate (weighted average)	5.6%	+/- 5.6%	+/- 5.6%

Dispositions	$177,604	+/-$190,000	+/-$210,000
Cap rate (weighted average) (5)	3.0%	+/- 3.3%	+/- 3.7%

Forward ATM settlement (gross)	$64,768	+/- $65,000	+/- $65,000

Share Repurchase settlement (gross)	$75,393	+/- $75,000	$0

(1)
Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark-to-market debt, as well as transaction related income/expenses and debt extinguishment charges.
(2)
Represents the expected collection in 2022 of revenues in the Same Property portfolio reserved in 2020 and 2021; included in Uncollectible Lease Income.
(3)
Includes above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments.
(4)
Positive impact on Uncollectible Straight-Line Rent from the conversion of cash basis tenants back to an accrual basis of accounting, only included in guidance as tenants are converted.
(5)
Weighted average cap rates exclude non-income producing assets; 2022 average cap rates include the sale of Costa Verde in 1Q22 ($125M at a ~1.5% cap rate).

Supplemental Information vi

Conference Call Information

To discuss Regency’s second quarter results and provide further business updates, management will host a conference call on Friday, August 5, 2022, at 10:00 a.m. ET. Dial-in and webcast information is below.

Second Quarter 2022 Earnings Conference Call

Date:	Friday, August 5, 2022
Time:	10:00 a.m. ET
Dial#:	877-407-0789 or 201-689-8562
Webcast:	2nd Quarter 2022 Webcast Link

Replay: Webcast Archive: Investor Relations page under Events & Webcasts

About Regency Centers Corporation (Nasdaq: REG)

Regency Centers is a preeminent national owner, operator, and developer of shopping centers located in suburban trade areas with compelling demographics. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

Reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO and Core Operating

Earnings - Actual (in thousands)

For the Periods Ended June 30, 2022 and 2021	Three Months Ended		Year to Date
	2022	2021	2022	2021
Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Stockholders	$104,796	95,490	$300,024	176,146
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	85,738	81,177	169,868	165,671
Gain on sale of real estate	(17,089)	(19,777)	(119,099)	(31,847)
Provision for impairment of real estate	-	11,091	-	11,091
Exchangeable operating partnership units	452	432	1,315	796
Nareit Funds From Operations	$173,897	168,413	$352,108	321,857

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$173,897	168,413	$352,108	321,857
Adjustments to reconcile to Core Operating Earnings (1):
Early extinguishment of debt	176	-	176	-
Certain Non-Cash Items
Straight line rent	(2,534)	(2,861)	(6,012)	(6,290)
Uncollectible straight line rent	(3,071)	1,962	(5,454)	4,535
Above/below market rent amortization, net	(5,323)	(5,728)	(10,715)	(11,708)
Debt premium/discount amortization	(51)	(183)	(157)	(92)
Core Operating Earnings	$163,094	161,603	$329,946	308,302

Weighted Average Shares For Diluted Earnings per Share	172,424	170,172	172,036	170,065

Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share	173,165	170,935	172,791	170,828
(1)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Supplemental Information vii

Same Property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata Same Property NOI.

Reconciliation of Net Income Attributable to Common Stockholders to Pro-Rata Same Property NOI – Actual (in thousands)

For the Periods Ended June 30, 2022 and 2021	Three Months Ended		Year to Date
	2022	2021	2022	2021
Net income attributable to common stockholders	$104,796	95,490	$300,024	176,146
Less:
Management, transaction, and other fees	(6,499)	(7,355)	(13,183)	(13,748)
Other(1)	(12,110)	(8,355)	(24,731)	(16,059)
Plus:
Depreciation and amortization	79,350	74,217	157,192	151,476
General and administrative	17,645	19,187	36,437	40,474
Other operating expense	617	1,177	2,790	1,875
Other expense (income)	37,876	14,168	(24,840)	37,920
Equity in income of investments in real estate excluded from NOI (2)	(375)	24,943	12,013	38,244
Net income attributable to noncontrolling interests	1,191	1,342	2,779	2,311
NOI	222,491	214,814	448,481	418,639

Less non-same property NOI (3)	(5,271)	2,486	(8,983)	3,622

Same Property NOI	$217,220	217,300	$439,498	422,261

Same Property NOI without Termination Fees	$216,280	215,050	$436,610	419,595

Same Property NOI without Termination Fees or Redevelopments	$191,199	192,437	$384,114	371,638

Same Property NOI without Termination Fees or Collection of PY Reserves	$210,525	204,097	$421,577	388,075
(1)
Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)
Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(3)
Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests. Also includes adjustments for earnings at the four and seven properties we acquired from our former unconsolidated RegCal and USAA partnerships in 2022 and 2021, respectively.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

The Company has published forward-looking statements and additional financial information in its second quarter 2022 supplemental package that may help investors estimate earnings. A copy of the Company’s second quarter 2022 supplemental package will be available on the Company's website at investors.regencycenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and includes non-GAAP measures, and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the period ended June 30, 2022. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

###

Supplemental Information viii

Non-GAAP Disclosure

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAP measures by providing additional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since Nareit FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to Nareit FFO to Core Operating Earnings.

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2022 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our SEC filings. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation:

Risk Factors Related to Pandemics or other Health Crises

Supplemental Information ix

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. In addition, labor challenges and supply delays and shortages due to a variety of macroeconomic factors, including inflationary pressures, could affect the retail industry. Our success depends on the continued presence and success of our “anchor” tenants. A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with Disabilities Act and fire, safety and other regulations may have a negative effect on us.

Risk Factors Related to Real Estate Investments

Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate.

Risk Factors Related to the Environment Affecting Our Properties

Climate change may adversely impact our properties directly, and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change. Costs of environmental remediation may impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations. The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us. The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined.

Supplemental Information x

Risk Factors Related to the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at historical rates.

Risk Factors Relating to the Company’s Qualification as a REIT

If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negative effect on us. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risk Factors Related to the Company’s Common Stock

Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Company's capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future.

Supplemental Information xi

Summary Financial Information

June 30, 2022

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2022	2021	2022	2021
Financial Results

Net income attributable to common stockholders (page 4)	$104,796	$95,490	$300,024	$176,146
Net income per diluted share	$0.61	$0.56	$1.74	$1.04

Nareit Funds From Operations (Nareit FFO) (page 9)	$173,897	$168,413	$352,108	$321,857
Nareit FFO per diluted share	$1.00	$0.99	$2.04	$1.88

Core Operating Earnings (page 9)	$163,094	$161,603	$329,946	$308,302
Core Operating Earnings per diluted share	$0.94	$0.95	$1.91	$1.80

Same Property NOI without termination fees (page 8)	$216,280	$215,050	$436,610	$419,595
% growth	0.6%		4.1%

Same Property NOI without termination fees or collection of PY reserves (page 8)	$210,525	$204,097	$421,577	$388,075
% growth	3.1%		8.6%

Operating EBITDAre(page 9)	$206,565	$205,213	$417,185	$396,165

Dividends declared per share and unit	$0.625	$0.595	$1.250	$1.190
Payout ratio of Core Operating Earnings per share (diluted)	66.5%	62.6%	65.4%	66.1%

Diluted share and unit count

Weighted average shares (diluted) - Net income	172,424	170,172	172,036	170,065
Weighted average shares (diluted) - Nareit FFO and Core Operating Earnings	173,165	170,935	172,791	170,828

_________________________________________________________________________________________________

	As of	As of	As of	As of
	6/30/2022	12/31/2021	12/31/2020	12/31/2019
Capital Information

Market price per common share	$59.31	$75.35	$45.59	$63.09

Common shares outstanding	171,173	171,213	169,680	167,571
Exchangeable units held by noncontrolling interests	741	760	765	746

Common shares and equivalents issued and outstanding	171,914	171,973	170,445	168,317

Market equity value of common and convertible shares	$10,196,251	$12,958,170	$7,770,596	$10,619,161

Outstanding debt	$4,254,964	$4,235,735	$4,457,742	$4,445,591
Less: cash	(121,190)	(95,027)	(378,450)	(115,562)
Net debt	$4,133,774	$4,140,708	$4,079,292	$4,330,029

Total market capitalization	$14,330,025	$17,098,878	$11,849,888	$14,949,190

Debt metrics (pro-rata; trailing 12 months "TTM")

Net Debt-to-Operating EBITDAre	5.0x	5.1x	6.0x	5.4x
Fixed charge coverage	4.6x	4.5x	3.6x	4.3x

Supplemental Information 1

Summary Real Estate Information

June 30, 2022

(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Number of properties	404	406	405	402	403
Number of retail operating properties	399	402	401	396	396
Number of same properties	390	393	393	394	394
Number of properties in redevelopment	6	6	7	9	10
Number of properties in development (1)	4	3	2	3	3

Gross Leasable Area (GLA) - All properties	51,102	51,283	51,164	50,600	50,901
GLA including retailer-owned stores - All properties	54,849	55,030	54,910	54,270	54,571
GLA - Retail operating properties	50,416	50,753	50,885	50,079	50,234
GLA - Same properties	49,205	49,553	49,759	49,829	49,984
GLA - Properties in redevelopment (2)	1,958	2,315	2,476	2,758	3,016
GLA - Properties in development (1)	686	530	175	281	281

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	43,173	42,805	42,646	42,030	41,709
GLA including retailer-owned stores - All properties	46,919	46,551	46,393	45,700	45,379
GLA - Retail operating properties	42,565	42,274	42,367	41,562	41,169
GLA - Same properties (3)	41,446	41,444	41,501	41,507	41,659
Spaces > 10,000 sf (3)	25,902	25,905	25,904	25,916	26,063
Spaces < 10,000 sf (3)	15,544	15,539	15,597	15,591	15,596
GLA - Properties in redevelopment (2)	1,958	2,315	2,476	2,657	2,915
GLA - Properties in development (1)	608	530	175	228	228

% leased - All properties	94.2%	93.9%	94.1%	93.4%	92.5%
% leased - Retail operating properties	94.5%	94.3%	94.2%	93.7%	92.8%
% leased - Same properties (3)	94.5%	94.3%	94.3%	93.8%	92.9%
Spaces > 10,000 sf (3)	96.6%	96.7%	97.0%	96.5%	95.4%
Spaces < 10,000 sf (3)	91.0%	90.4%	90.0%	89.4%	88.8%
Average % leased - Same properties (3)	94.3%	94.3%	93.3%	93.0%	92.7%
% commenced - Same properties (3) (4)	92.1%	92.0%	91.7%	91.5%	91.0%

Same property NOI growth - YTD (see page 8)	4.1%	8.6%	15.8%	16.1%	12.1%
Same property NOI growth without Termination Fees - YTD (see page 8)	4.1%	7.8%	16.2%	16.4%	12.8%
Same property NOI growth without Termination Fees or Redevelopments - YTD (see page 8)	3.4%	7.7%	16.1%	16.2%	13.0%
Same property NOI growth without Termination Fees or Collection of PY Reserves - YTD (see page 8)	8.6%	14.9%	9.9%	9.0%	4.0%
Rent spreads - Trailing 12 months (5) (see page 19)	8.3%	6.8%	5.5%	2.3%	1.2%

(1)
Includes current ground-up developments.
(2)
Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(3)
Prior periods adjusted for current same property pool.
(4)
Excludes leases that are signed but have not yet commenced.
(5)
Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Amounts may not foot due to rounding.

Supplemental Information 2

Consolidated Balance Sheets

June 30, 2022 and December 31, 2021

(in thousands)

	2022	2021
	(unaudited)
Assets:
Net real estate investments:
Real estate assets at cost	$11,762,300	$11,495,581
Less: accumulated depreciation	2,301,183	2,174,963
	9,461,117	9,320,618
Investments in real estate partnerships	330,887	372,591
Net real estate investments	9,792,004	9,693,209

Properties held for sale	2,354	25,574
Cash, cash equivalents, and restricted cash	121,190	95,027
Tenant and other receivables (1)	159,643	153,091
Deferred leasing costs, net	65,607	65,741
Acquired lease intangible assets, net	214,264	212,707
Right of use assets	278,153	280,783
Other assets	268,600	266,431

Total assets	$10,901,815	$10,792,563

Liabilities and Equity:
Liabilities:
Notes payable	$3,737,380	$3,718,944

Accounts payable and other liabilities	322,409	322,271
Acquired lease intangible liabilities, net	357,581	363,276
Lease liabilities	214,800	215,788
Tenants' security, escrow deposits, and prepaid rent	63,510	62,352
Total liabilities	4,695,680	4,682,631

Equity:
Stockholders' Equity:
Common stock, $.01 par	1,711	1,712
Additional paid in capital	7,850,579	7,860,700
Accumulated other comprehensive loss	2,388	(10,227)
Distributions in excess of net income	(1,729,645)	(1,814,814)
Total stockholders' equity	6,125,033	6,037,371
Noncontrolling Interests:
Exchangeable operating partnership units	34,611	35,447
Limited partners' interest	46,491	37,114
Total noncontrolling interests	81,102	72,561
Total equity	6,206,135	6,109,932

Total liabilities and equity	$10,901,815	$10,792,563
(1)
For additional details, see page 43.

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 3

Consolidated Statements of Operations

For the Periods Ended June 30, 2022 and 2021

(in thousands)

(unaudited)

	Three Months Ended		Year to Date
	2022	2021	2022	2021
Revenues:
Lease income (1)	$292,864	276,730	$586,509	543,087
Other property income	2,720	3,074	5,824	5,027
Management, transaction, and other fees	6,499	7,355	13,183	13,748
Total revenues	302,083	287,159	605,516	561,862

Operating Expenses:
Depreciation and amortization	79,350	74,217	157,192	151,476
Operating and maintenance	47,750	46,566	94,211	92,148
General and administrative	17,645	19,187	36,437	40,474
Real estate taxes	36,700	35,447	73,569	71,613
Other operating expense	617	1,177	2,790	1,875
Total operating expenses	182,062	176,594	364,199	357,586

Other Expense (Income):
Interest expense, net	36,699	35,812	73,437	72,748
Provision for impairment of real estate, net of tax	-	135	-	135
Gain on sale of real estate, net of tax	(4,291)	(19,781)	(106,239)	(31,479)
Net investment loss (income)	5,468	(1,998)	7,962	(3,484)
Total other expense (income)	37,876	14,168	(24,840)	37,920

Income from operations before equity in income of
investments in real estate partnerships	82,145	96,397	266,157	166,356

Equity in income of investments in real estate partnerships	23,842	435	36,646	12,101

Net income	105,987	96,832	302,803	178,457

Noncontrolling Interests:
Exchangeable operating partnership units	(452)	(432)	(1,315)	(796)
Limited partners' interests in consolidated partnerships	(739)	(910)	(1,464)	(1,515)
Income attributable to noncontrolling interests	(1,191)	(1,342)	(2,779)	(2,311)

Net income attributable to common stockholders	$104,796	95,490	$300,024	176,146
(1)
For additional details, see page 43 .

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended June 30, 2022 and 2021

(in thousands)

		Three Months Ended		Year to Date
		2022	2021	2022	2021
	Revenues:
*	Base rent	$204,353	189,689	$403,605	378,169
*	Recoveries from tenants	68,464	68,248	136,238	130,845
*	Percentage rent	751	749	5,699	4,115
*	Termination Fees	838	1,715	2,328	2,052
*	Uncollectible lease income	4,900	6,620	11,046	8,895
*	Other lease income	2,472	2,550	4,807	4,975
	Straight line rent on lease income	5,473	1,152	11,484	2,033
	Above/below market rent amortization	5,613	6,007	11,302	12,003
	Lease income (1)	292,864	276,730	586,509	543,087

*	Other property income	2,720	3,074	5,824	5,027

	Property management fees	3,310	3,753	6,928	7,524
	Asset management fees	1,670	1,719	3,425	3,434
	Leasing commissions and other fees	1,519	1,883	2,830	2,790
	Management, transaction, and other fees	6,499	7,355	13,183	13,748

	Total revenues	302,083	287,159	605,516	561,862

	Operating Expenses:
	Depreciation and amortization (including FF&E)	79,350	74,217	157,192	151,476

*	Operating and maintenance	44,000	42,734	86,660	82,922
*	Ground rent	2,962	2,882	5,970	5,671
*	Termination expense	-	125	-	1,874
	Straight line rent on ground rent	401	416	807	852
	Above/below market ground rent amortization	387	409	774	829
	Operating and maintenance	47,750	46,566	94,211	92,148

	Gross general & administrative	20,625	16,888	39,876	37,016
	Stock-based compensation	4,366	3,564	8,574	6,043
	Capitalized direct development compensation costs	(2,595)	(2,982)	(5,006)	(5,441)
	General & administrative, net	22,396	17,470	43,444	37,618
	Loss on deferred compensation plan (2)	(4,751)	1,717	(7,007)	2,856
	General & administrative	17,645	19,187	36,437	40,474

*	Real estate taxes	36,700	35,447	73,569	71,613

	Other expenses	773	1,177	2,781	1,709
	Development pursuit costs	(156)	-	9	166
	Other operating expenses	617	1,177	2,790	1,875

	Total operating expenses	182,062	176,594	364,199	357,586

	Other Expense (Income):
	Gross interest expense	36,430	35,666	72,723	71,440
	Derivative amortization	110	110	219	219
	Debt cost amortization	1,396	1,395	2,786	3,374
	Debt premium/discount amortization	(58)	(193)	(173)	(112)
	Capitalized interest	(1,019)	(1,016)	(1,815)	(1,865)
	Interest income	(160)	(150)	(303)	(308)
	Interest expense, net	36,699	35,812	73,437	72,748

	Provision for impairment of real estate, net of tax	-	135	-	135
	Gain on sale of real estate, net of tax	(4,291)	(19,781)	(106,239)	(31,479)
	Net investment loss (income) (2)	5,468	(1,998)	7,962	(3,484)

	Total other expense (income)	37,876	14,168	(24,840)	37,920

* Component of Net Operating Income

(1)
For additional details, see page 43.
(2)
The change in value of participant obligations within Regency’s non-qualified deferred compensation plan is included in General and administrative expense, which is offset by changes in value of assets held in the plan which is included in Net investment income.

These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)

June 30, 2022 and December 31, 2021

(in thousands)

	Noncontrolling Interests		Share of JVs
	2022	2021	2022	2021
Assets:
Real estate assets at cost	$(101,666)	(87,578)	$1,218,848	1,280,979
Less: accumulated depreciation	(18,434)	(17,396)	433,082	441,893
Net real estate investments	(83,232)	(70,182)	785,766	839,086

Cash, cash equivalents, and restricted cash	(3,723)	(2,669)	24,864	16,179
Tenant and other receivables (1)	(2,421)	(2,158)	22,377	23,899
Deferred leasing costs, net	(1,244)	(1,278)	14,576	14,764
Acquired lease intangible assets, net	(1,488)	(392)	5,142	5,566
Right of use assets	(1,607)	(1,613)	5,155	5,266
Other assets	(855)	(66)	25,718	21,381

Total assets	$(94,570)	(78,358)	$883,598	926,141

Liabilities:
Notes payable	$(40,599)	(36,290)	$517,584	516,791
Accounts payable and other liabilities	(4,896)	(2,577)	19,756	22,741
Acquired lease intangible liabilities, net	(313)	(117)	5,224	5,884
Lease liabilities	(1,929)	(1,912)	4,292	4,325
Tenants' security, escrow deposits, and prepaid rent	(342)	(348)	5,855	3,809

Total liabilities	$(48,079)	(41,244)	$552,711	553,550
(1)
For additional details, see page 43.

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Supplemental Information 6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended June 30, 2022 and 2021

(in thousands)

		Noncontrolling Interests				Share of JVs
		Three Months Ended		Year to Date		Three Months Ended		Year to Date
		2022	2021	2022	2021	2022	2021	2022	2021
	Revenues:
*	Base rent	$(1,967)	(2,122)	$(3,954)	(3,949)	$24,085	26,111	$48,861	52,187
*	Recoveries from tenants	(549)	(577)	(1,086)	(1,131)	7,686	9,463	16,211	18,149
*	Percentage rent	-	(6)	(1)	(6)	265	343	836	788
*	Termination Fees	(11)	(10)	(11)	(11)	103	367	562	458
*	Uncollectible lease income	(40)	(43)	(53)	(112)	443	352	992	507
*	Other lease income	(34)	(31)	(66)	(62)	350	387	651	726
	Straight line rent on lease income	(120)	4	(159)	(4)	714	123	1,038	510
	Above/below market rent amortization	-	(8)	(2)	(15)	106	147	208	568
	Lease income (1)	(2,721)	(2,793)	(5,332)	(5,290)	33,752	37,293	69,359	73,893

*	Other property income	(1)	(4)	(4)	(7)	201	132	327	77

	Asset management fees	-	-	-	-	(250)	(268)	(529)	(536)
	Management, transaction, and other fees	-	-	-	-	(250)	(268)	(529)	(536)

	Total revenues	(2,722)	(2,797)	(5,336)	(5,297)	33,703	37,157	69,157	73,434

	Operating Expenses:
	Depreciation and amortization (including FF&E)	(688)	(722)	(1,333)	(1,414)	7,611	8,258	15,033	16,760

*	Operating and maintenance	(402)	(450)	(894)	(895)	5,280	5,999	10,879	11,954
*	Ground rent	(30)	(29)	(59)	(56)	86	85	154	174
	Straight line rent on ground rent	(15)	(16)	(30)	(32)	30	30	60	60
	Above/below market ground rent amortization	-	-	-	-	9	9	19	19
	Operating and maintenance	(447)	(495)	(983)	(983)	5,405	6,123	11,112	12,207

	General & administrative, net	-	-	-	-	94	82	154	192

*	Real estate taxes	(358)	(293)	(696)	(623)	4,300	5,693	8,748	10,419

	Other expenses	(23)	(27)	(55)	(62)	268	522	514	766
	Development pursuit costs	-	-	-	-	4	6	5	6
	Other operating expenses	(23)	(27)	(55)	(62)	272	528	519	772

	Total operating expenses	(1,516)	(1,537)	(3,067)	(3,082)	17,682	20,684	35,566	40,350

	Other Expense (Income):
	Gross interest expense	(360)	(339)	(688)	(675)	4,618	4,855	9,259	9,975
	Debt cost amortization	(13)	(11)	(23)	(25)	82	213	260	400
	Debt premium/discount amortization	(12)	-	(12)	-	19	10	28	20
	Interest expense, net	(385)	(350)	(723)	(700)	4,719	5,078	9,547	10,395

	Provision for impairment of real estate	-	-	-	-	-	10,956	-	10,956
	Gain on sale of real estate	(82)	-	(82)	-	(12,716)	4	(12,778)	(368)
	Early extinguishment of debt	-	-	-	-	176	-	176	-

	Total other expense (income)	(467)	(350)	(805)	(700)	(7,821)	16,038	(3,055)	20,983

* Component of Net Operating Income

(1)
For additional details, see page 43.

Note

Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Information 7

Supplemental Details of Same Property NOI (Pro-Rata)

For the Periods Ended June 30, 2022 and 2021

(in thousands)

	Three Months Ended		Year to Date
	2022	2021	2022	2021
Same Property NOI Detail:

Real Estate Revenues:
Base rent	$221,717	215,203	$440,930	428,658
Recoveries from tenants	73,794	77,948	148,354	149,124
Percentage rent	1,015	1,086	6,511	4,897
Termination fees	940	2,250	2,888	2,666
Uncollectible lease income	5,282	7,239	12,095	9,046
Other lease income	2,866	2,894	5,473	5,602
Other property income	2,196	2,435	4,589	3,728
Total real estate revenues	307,810	309,055	620,840	603,721

Real Estate Operating Expenses:
Operating and maintenance	48,120	47,918	95,881	94,148
Real estate taxes	39,518	40,884	79,597	81,419
Ground rent	2,952	2,953	5,864	5,893
Total real estate operating expenses	90,590	91,755	181,342	181,460

Same Property NOI	$217,220	217,300	$439,498	422,261
% change	0.0%		4.1%

Same Property NOI without Termination Fees	$216,280	215,050	$436,610	419,595
% change	0.6%		4.1%

Same Property NOI without Termination Fees or Redevelopments	$191,199	192,437	$384,114	371,638
% change	-0.6%		3.4%

Same Property NOI without Termination Fees or Collection of PY Reserves	$210,525	204,097	$421,577	388,075
% change	3.1%		8.6%

Percent Contribution to Same Property NOI Performance
Base rent	3.0%		2.9%
Uncollectible lease income - current year (2022) revenues	1.5%		4.7%
Recovery of prior year (2020/2021) reserves	-2.4%		-3.9%
Net expense recoveries	-1.4%		-0.2%
Other lease / property income	-0.1%		0.2%
Percentage rent	0.0%		0.4%
Same Property NOI without Termination Fees (% change)	0.6%		4.1%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI:

Net income attributable to common stockholders	$104,796	95,490	$300,024	176,146
Less:
Management, transaction, and other fees	(6,499)	(7,355)	(13,183)	(13,748)
Other (1)	(12,110)	(8,355)	(24,731)	(16,059)
Plus:
Depreciation and amortization	79,350	74,217	157,192	151,476
General and administrative	17,645	19,187	36,437	40,474
Other operating expense	617	1,177	2,790	1,875
Other (income) expense	37,876	14,168	(24,840)	37,920
Equity in income of investments in real estate excluded from NOI (2)	(375)	24,943	12,013	38,244
Net income attributable to noncontrolling interests	1,191	1,342	2,779	2,311
NOI	222,491	214,814	448,481	418,639

Less non-same property NOI (3)	(5,271)	2,486	(8,983)	3,622
Same Property NOI	$217,220	217,300	$439,498	422,261
(1)
Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)
Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(3)
Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests. Also includes adjustments for earnings at the four and seven properties we acquired from our former unconsolidated RegCal and USAA partnerships in 2022 and 2021, respectively, in order to calculate growth on a comparable basis for the periods presented.

Supplemental Information 8

Reconciliations of Non-GAAP Financial Measures

For the Periods Ended June 30, 2022 and 2021

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2022	2021	2022	2021

Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Stockholders	$104,796	95,490	$300,024	176,146
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	85,738	81,177	169,868	165,671
Gain on sale of real estate	(17,089)	(19,777)	(119,099)	(31,847)
Provision for impairment of real estate	-	11,091	-	11,091
Exchangeable operating partnership units	452	432	1,315	796
Nareit Funds From Operations	$173,897	168,413	$352,108	321,857

Nareit FFO per share (diluted)	$1.00	0.99	$2.04	1.88
Weighted average shares (diluted)	173,165	170,935	172,791	170,828

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$173,897	168,413	$352,108	321,857
Adjustments to reconcile to Core Operating Earnings (1):
Early extinguishment of debt	176	-	176	-
Certain Non Cash Items
Straight line rent	(2,534)	(2,861)	(6,012)	(6,290)
Uncollectible straight line rent	(3,071)	1,962	(5,454)	4,535
Above/below market rent amortization, net	(5,323)	(5,728)	(10,715)	(11,708)
Debt premium/discount amortization	(51)	(183)	(157)	(92)
Core Operating Earnings	$163,094	161,603	$329,946	308,302

Core Operating Earnings per share (diluted)	$0.94	0.95	$1.91	1.80
Weighted average shares (diluted)	173,165	170,935	172,791	170,828

Reconciliation of Net Income to Nareit EBITDAre:

Net Income	$105,987	96,832	$302,803	178,457
Adjustments to reconcile to Nareit EBITDAre (2):
Interest expense	41,578	41,040	83,287	83,451
Income tax expense	(97)	167	23	227
Depreciation and amortization	86,961	82,475	172,225	168,236
Gain on sale of real estate	(17,007)	(19,777)	(119,017)	(31,847)
Provision for impairment of real estate	-	11,091	-	11,091
Nareit EBITDAre	$217,422	211,828	$439,321	409,615

Reconciliation of Nareit EBITDAre to Operating EBITDAre:

Nareit EBITDAre	$217,422	211,828	$439,321	409,615
Adjustments to reconcile to Operating EBITDAre (2):
Early extinguishment of debt	176	-	176	-
Straight line rent, net	(5,710)	(879)	(11,595)	(1,727)
Above/below market rent amortization, net	(5,323)	(5,736)	(10,717)	(11,723)
Operating EBITDAre	$206,565	205,213	$417,185	396,165
(1)
Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.
(2)
Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information 9

Capital Expenditures and Additional Disclosures

For the Periods Ended June 30, 2022 and 2021

(in thousands)

	Three Months Ended		Year to Date
	2022	2021	2022	2021
Capital Expenditures:

Operating Properties (1)
Tenant allowance and landlord work	$14,995	8,177	$24,890	13,843
Leasing commissions	4,172	4,278	7,086	6,557
Leasing Capital Expenditures	19,167	12,455	31,976	20,400

Building improvements	6,905	3,988	13,135	5,739
Operating Capital Expenditures	$26,072	16,443	$45,111	26,139

Development & Redevelopment Properties (1)
Ground-up development	$10,168	5,453	$26,597	9,814
Redevelopment	15,311	19,558	31,375	38,214
Development & Redevelopment Expenditures	$25,479	25,011	$57,972	48,028

Additional Disclosures:

Other Non Cash Expense (2)
Derivative amortization	$109	110	$219	219
Debt cost amortization	1,465	1,597	3,022	3,749
Stock-based compensation	4,366	3,564	8,574	6,043
Other Non Cash Expense	$5,940	5,271	$11,815	10,011
(1)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.
(2)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.

Supplemental Information 10

Summary of Consolidated Debt

June 30, 2022 and December 31, 2021

(in thousands)

Total Debt Outstanding:	6/30/2022	12/31/2021
Notes Payable:
Fixed rate mortgage loans	$486,274	$469,953
Variable-rate mortgage loans	4,924	5,000
Fixed rate unsecured public debt	3,052,091	3,050,632
Fixed rate unsecured private debt	194,091	193,359
Total	$3,737,380	$3,718,944

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2022	$5,660	5,848	-	11,508	7.68%
2023	9,695	59,376	-	69,071	3.35%
2024	4,849	90,742	250,000	345,591	3.70%
2025	3,732	45,000	250,000	298,732	3.77%
2026	3,922	112,365	200,000	316,287	3.78%
2027	3,788	137,915	525,000	666,703	3.66%
2028	2,799	170	300,000	302,969	4.13%
2029	22	146	425,000	425,168	2.95%
2030	24	-	600,000	600,024	3.70%
2031	26	-	-	26	0.00%
>10 years	2	3	725,000	725,005	4.56%
Unamortized debt premium/(discount), net of issuance costs	-	5,114	(28,818)	(23,704)
	$34,519	456,679	3,246,182	3,737,380	3.83%

Percentage of Total Debt:	6/30/2022	12/31/2021
Fixed	99.9%	99.1%
Variable	0.1%	0.1%

Current Weighted Average Contractual Interest Rates:(2)
Fixed	3.8%	3.8%
Variable	2.9%	1.6%
Combined	3.8%	3.8%

Current Weighted Average Effective Interest Rate:(3)
Combined	4.0%	4.1%

Average Years to Maturity:
Fixed	9.1	9.6
Variable	2.7	1.2
(1)
Includes unsecured public and private placement debt and any drawn balance on unsecured revolving line of credit.
(2)
Interest rates are calculated as of the quarter end.
(3)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

Supplemental Information 11

Summary of Consolidated Debt

June 30, 2022 and December 31, 2021

(in thousands)

		Contractual		Effective
Lender	Collateral	Rate		Rate(1)	Maturity	6/30/2022	12/31/2021
Secured Debt - Fixed Rate Mortqaqe Loans
John Hancock Life Insurance Company	Kirkwood Commons	7.68%			10/01/22	$6,068	$6,495
Wells Fargo	Hewlett I	4.41%			01/06/23	8,970	9,061
TD Bank	Black Rock Shopping Center	2.80%			04/01/23	18,835	19,029
State Farm Life Insurance Company	Tech Ridge Center	5.83%			06/01/23	1,397	2,066
American United Life Insurance Company	Westport Plaza	7.49%			08/01/23	1,626	1,789
TD Bank	Brickwalk Shopping Center	3.19%			11/01/23	31,450	31,763
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.50%			02/28/24	5,374	6,801
Prudential Insurance Company of America	4S Commons Town Center	3.50%			06/05/24	81,678	82,531
Ellis Partners	Pruneyard	4.00%			06/30/24	2,200	2,200
Great-West Life & Annuity Insurance Co	Erwin Square	3.78%			09/01/24	10,000	10,000
PNC Bank	Circle Marina Center	2.54%			03/17/25	24,000	24,000
Prudential Insurance Company of America	Country Walk Plaza	3.91%			11/05/25	16,000	16,000
Santander Bank	Baederwood Shoppes	3.25%			12/19/26	24,365	-
Metropolitan Life Insurance Company	Westbury Plaza	3.76%			02/01/26	88,000	88,000
The Guardian Life Insurance of America	Willa Springs	3.81%			03/01/27	16,700	16,700
The Guardian Life Insurance of America	Alden Bridge	3.81%			03/01/27	26,000	26,000
The Guardian Life Insurance of America	Bethany Park Place	3.81%			03/01/27	10,200	10,200
The Guardian Life Insurance of America	Blossom Valley	3.81%			03/01/27	22,300	22,300
The Guardian Life Insurance of America	Dunwoody Hall	3.81%			03/01/27	13,800	13,800
The Guardian Life Insurance of America	Hasley Canyon Village	3.81%			03/01/27	16,000	16,000
PNC Bank	Fellsway Plaza	4.07%			06/02/27	35,733	36,019
New York Life Insurance	Oak Shade Town Center	6.05%			05/10/28	5,243	5,606
New York Life Insurance	Von's Circle Center	5.20%			10/10/28	5,396	5,751
New York Life Insurance	Copps Hill Plaza	6.06%			01/01/29	9,562	10,145
City of Rollingwood	Shops at Mira Vista	8.00%			03/01/32	187	192
Unamortized premiums on assumed debt of acquired properties, net of issuance costs						5,190	7,505
Total Fixed Rate Mortgage Loans		3.79%		3.54%		$486,274	$469,953

Unsecured Debt
Debt Offering (5/16/14)	Fixed-rate unsecured	3.75%			06/15/24	$250,000	$250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.90%			11/01/25	250,000	250,000
Debt Placement (5/11/16)	Fixed-rate unsecured	3.81%			05/11/26	100,000	100,000
Debt Placement (8/11/16)	Fixed-rate unsecured	3.91%			08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.60%			02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.13%			03/15/28	300,000	300,000
Debt Offering (8/13/19)	Fixed-rate unsecured	2.95%			09/15/29	425,000	425,000
Debt Offering (5/13/20)	Fixed-rate unsecured	3.70%			06/15/30	600,000	600,000
Debt Offering (1/17/17)	Fixed-rate unsecured	4.40%			02/01/47	425,000	425,000
Debt Offering (3/6/19)	Fixed-rate unsecured	4.65%			03/15/49	300,000	300,000
Revolving Line of Credit	Variable-rate unsecured	LIBOR + 0.865%	(2)		03/23/25	-	-
Unamortized debt discount and issuance costs						(28,818)	(31,009)
Total Unsecured Debt, Net of Discounts		3.83%		3.98%		$3,246,182	$3,243,991

Variable Rate Mortgage Loans
PNC Bank	Market at Springwoods Village	SOFR + 1.40%			03/28/25	$5,000	$5,000
Unamortized debt discount and issuance costs						(76)	-
Total Variable Rate Mortgage Loans		2.90%		3.18%		$4,924	$5,000

Total		3.83%		4.04%		$3,737,380	$3,718,944
(1)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.
(2)
Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 billion line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

Supplemental Information 12

Summary of Unsecured Debt Covenants and Leverage Ratios

June 30, 2022

(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000
	01/17/17	02/01/27	3.600%	$525,000
	03/09/18	03/15/28	4.125%	$300,000
	08/20/19	09/15/29	2.950%	$425,000
	05/13/20	06/15/30	3.700%	$600,000
	01/17/17	02/01/47	4.400%	$425,000
	03/06/19	03/15/49	4.650%	$300,000

Unsecured Public Debt Covenants:	Required	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Fair Market Value Calculation Method Covenants (1) (2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	26%	26%	27%	27%	27%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	3%	3%	3%	4%	3%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.8x	5.6x	5.5x	5.1x	4.6x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	397%	394%	388%	383%	375%

Ratios:		6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Consolidated Only

Net debt to total market capitalization		26.2%	22.4%	21.9%	22.6%	23.5%
Net debt to real estate assets, before depreciation		29.9%	29.7%	30.4%	28.9%	29.2%
Net debt to total assets, before depreciation		27.6%	27.4%	28.1%	26.8%	27.0%

Net debt to Operating EBITDAre - TTM		4.5x	4.4x	4.6x	4.5x	4.7x
Fixed charge coverage		5.2x	5.2x	5.1x	4.8x	4.4x
Interest coverage		5.6x	5.6x	5.5x	5.2x	4.8x

Unsecured assets to total real estate assets		89.2%	89.5%	89.4%	88.7%	89.7%
Unsecured NOI to total NOI - TTM		90.9%	90.8%	90.6%	89.8%	90.7%
Unencumbered assets to unsecured debt		323%	318%	318%	309%	307%

Total Pro-Rata Share

Net debt to total market capitalization		28.8%	24.9%	24.2%	25.2%	26.3%
Net debt to real estate assets, before depreciation		31.8%	31.7%	32.3%	30.9%	31.3%
Net debt to total assets, before depreciation		29.4%	29.3%	29.8%	28.6%	28.9%

Net debt to Operating EBITDAre - TTM		5.0x	4.9x	5.1x	5.0x	5.3x
Fixed charge coverage		4.6x	4.6x	4.5x	4.2x	3.9x
Interest coverage		5.0x	5.0x	4.9x	4.7x	4.3x
(1)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.
(2)
Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing.

Supplemental Information 13

Summary of Unconsolidated Debt

June 30, 2022 and December 31, 2021

(in thousands)

Total Debt Outstanding:	6/30/2022	12/31/2021
Mortgage loans payable:
Fixed rate secured loans	$1,347,278	$1,345,904
Variable rate secured loans	91,622	91,663
Unsecured credit facilities variable rate	7,300	7,300
Total	$1,446,200	$1,444,867

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Contractual Interest Rate on Maturities
2022	$3,378	64,843	-	68,221	24,343	4.20%
2023	3,194	216,931	-	220,125	83,325	4.18%
2024	2,205	33,690	-	35,895	14,298	3.88%
2025	3,433	137,000	-	140,433	42,567	3.57%
2026	3,807	125,255	7,300	136,362	43,671	3.57%
2027	3,802	32,800	-	36,602	12,420	2.64%
2028	3,235	83,596	-	86,831	27,177	4.03%
2029	2,724	60,000	-	62,724	12,959	4.34%
2030	1,860	179,317	-	181,177	70,399	2.88%
2031	370	352,240	-	352,610	137,070	3.14%
>10 Years	1,004	134,497	-	135,501	52,900	3.09%
Unamortized debt premium/(discount) and issuance costs (2)	-	(10,281)	-	(10,281)	(3,545)
	$29,012	1,409,888	7,300	1,446,200	517,584	3.50%

Percentage of Total Debt:	6/30/2022	12/31/2021
Fixed	93.2%	93.2%
Variable	6.8%	6.8%

Current Weighted Average Contractual Interest Rates:(1)
Fixed	3.5%	3.7%
Variable	3.1%	2.5%
Combined	3.5%	3.6%

Current Weighted Average Effective Interest Rates:(2)
Combined	3.6%	3.7%

Average Years to Maturity:
Fixed	6.1	5.6
Variable	1.0	0.3
(1)
Interest rates are calculated as of the quarter end.
(2)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Supplemental Information 14

Unconsolidated Investments

June 30, 2022

(in thousands)

					Regency
Investment Partner and	Number of	Total	Total	Total	Ownership	Share	Investment	Equity
Portfolio Summary Abbreviation	Properties	GLA	Assets	Debt	Interest	of Debt	6/30/2022	Pick-up
State of Oregon
(JV-C, JV-C2)	20	2,274	$544,066	$265,930	20.00%	$53,186	$49,385	$1,862
(JV-CCV)	1	559	96,093	74,761	30.00%	22,428	5,707	700
	21	2,833	640,159	340,691
GRI
(JV-GRI)	66	8,430	1,514,240	970,295	40.00%	388,118	135,136	18,404

CalSTRS
(JV-RC) (1)	1	104	24,334	-	25.00%	-	5,765	4,251

NYSCRF
(JV-NYC) (2)	-	-	4,249	-	30.00%	-	1,195	9,211

Publix
(JV-O)	2	215	26,109	-	50.00%	-	12,756	850

Individual Investors
Ballard Blocks	2	249	129,177	-	49.90%	-	63,831	614
Town and Country Center	1	230	205,115	91,702	35.00%	32,096	39,365	12
Others	3	402	76,122	43,512	50.00%	21,756	17,747	742

	96	12,463	$2,619,505	$1,446,200		$517,584	$330,887	$36,646
(1)
On April 1, 2022, Regency completed the purchase of its partner's 75% interest in four of the six properties held in the portfolio for $88.5 million, net of cash assumed. Additionally, one of the remaining properties was sold to a third party in April 2022, leaving a single operating property in the partnership.
(2)
On May 25, 2022, the NYC partnership sold the remaining two properties and distributed sales proceeds to the members. Liquidation and dissolution will follow final distributions.

Supplemental Information 15

Property Transactions

June 30, 2022

(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
Mar-22	Naperville Plaza	Oregon (20%)	Chicago, IL	115	$10,476		Trader Joe's, Casey's Foods, Oswald Pharmacy
Mar-22	Island Village		Seattle, WA	106	30,650		Safeway, Rite Aid
Apr-22	RegCal JV Portfolio (1)		Various	523	88,500		Whole Foods, Trader Joe's, Safeway
May-22	Baederwood Shopping Center	Charter (80%)	Philadelphia, PA	116	41,282		Whole Foods
	Property Total			860	$170,908	5.6%

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Sales Price	Weighted Average Cap Rate	Anchor(s)
Jan-22	Costa Verde Center		San Diego, CA	179	$125,000		Bristol Farms
Mar-22	Valley Centre	GRI (40%)	Baltimore, MD	220	12,704		Aldi, Michael's, PetSmart, TJ Maxx, Ross Dress for Less, Surplus Furniture & Mattress
Apr-22	Providence Commons	CalSTRS (25%)	Charlotte, NC	74	5,775		Harris Teeter
May-22	The Grove	NYC (30%)	Orlando, FL	152	19,125		Publix
May-22	Riverfront Plaza	NYC (30%)	New York, NY	129	15,000		ShopRite
	Property/Outparcel(s) Total			754	$177,604	3.0% (2)

	Non-Income Producing Land Total				$9,670

Note: Retailers in parenthesis are shadow anchors and not a part of the owned property.

(1)
REG closed on the purchase of its partner's 75% interest in four properties from the RegCal join venture. At June 30, 2022, this JV portfolio has one remaining operating property.
(2)
Weighted average cap rate includes the sale of Costa Verde for $125M at a ~1.5% cap rate.

Supplemental Information 16

Summary of In-Process Developments and Redevelopments

June 30, 2022

(in thousands)

In-Process Developments and Redevelopments (1)
Shopping Centers	Market	Grocer/Anchor Tenant	Center GLA(a)	Center % Leased	Project Start	Est Initial Rent Commencement(b)	Est Stabilization Year(c)	REG'S Est Net Project Costs	% of Costs Incurred	Stabilized Yield(d)
Ground-up Developments			580	66%				$100,834	55%	7% +/-
Carytown Exchange - Phase I & II (2)(3)	Richmond, VA	Publix	116	74%	Q4-2018	2H-2020	2024	29,234	84%	6 - 7%
East San Marco (2)	Jacksonville, FL	Publix	59	94%	Q4-2020	2H-2022	2024	19,285	79%	7 - 8%
Glenwood Green (2)(3)	Old Bridge, NJ	ShopRite/Target	355	61%	Q1-2022	2H-2023	2025	41,931	29%	6 - 7%
Eastfield at Baybrook	Houston, TX	H.E.B.	50	54%	Q2-2022	2H-2023	2025	10,384	17%	8 - 9%
Redevelopments			3,532	90%				$288,811	49%	7% +/-
The Crossing Clarendon (4)	Metro DC	Life Time	129	97%	Q4-2018	1H-2022	2024	57,041	68%	8% +/-
The Abbot	Boston, MA	Retail/Office Users	65	51%	Q2-2019	2H-2022	2024	58,379	80%	8 - 9%
Preston Oaks (2)	Dallas, TX	H.E.B.	103	82%	Q4-2020	1H-2021	2023	22,327	71%	6% +/-
Serramonte Center	San Francisco, CA	Macy's/Target/Dick's Sporting Goods/ Ross/Nordstrom Rack	1,075	89%	Q4-2020	2H-2021	2026	55,000	65%	5% +/-
Westbard Square Phase I (4)(5)	Bethesda, MD	Giant	123	57%	Q2-2021	2H-2023	2025	37,038	29%	6% +/-
Buckhead Landing	Atlanta, GA	Publix	150	75%	Q2-2022	2H-2024	2025	25,853	4%	6% +/-
VariousRedevelopments(estcosts<$10millionindividually)			1,889	96%				33,174	22%	8 - 9%
Total In-Process (In Construction)			4,112	87%				$389,645	51%	7 - 8%

In Process Development and Redevelopment Descriptions
Ground-up Developments
Carytown Exchange - Phase I & II

Located in Richmond's most desirable retail corridor, Carytown is a ground-up development anchored by Publix and complemented by street retail and structured parking. The Publix, Shop Bldg B, Shop Bldg E, and structured parking are now complete. Phase II commenced in 2Q21, and includes further value creation in the form of two additional multi-tenant buildings (Shop Bldgs A & C) totaling 36k SF.

East San Marco

Located in one of the most desirable areas of Jacksonville, FL, East San Marco is an infill ground-up retail development anchored by Publix. In addition, an adjacent parcel sold in August 2021 to a residential builder for housing.

Glenwood Green	Located in Old Bridge, NJ and situated on Route 9, Glenwood Green is a 350k SF ground-up development anchored by Target, ShopRite and a medical office building.
Eastfield at Baybrook

Phase 1B of ground-up development in Houston,TX. The scope for Phase 1B calls for in-line shop space & outparcels for ground lease. Combined with the previously completed Phase 1A, which features the market's leading grocer, H.E.B., Baybrook East will be approximately 156K SF.

Redevelopments
The Crossing Clarendon

Redevelopment of vacant, four-story, 1960's-era office building into a modern 129k SF mixed-use "Loft" building to complement the existing dominant, mixed-use center in Arlington, VA. The building will include ground floor retail and 110k SF of space leased to high-end health club Life Time.

The Abbot	Generational redevelopment and modernization of 3 historic buildings in the heart of Harvard Square into an unparalleled mixed-use project with flagship retail and Class A office space.
Sheridan Plaza	Repositioning with addition of Burlington, façade renovations and other placemaking enhancements.
Preston Oaks

Redevelopment includes substantial rebuild following tornado damage of a 101k SF, anchored by H.E.B. Central Market shopping center, and located in Dallas, TX. Redevelopment spend is reimbursable through insurance proceeds.

Serramonte Center

Redevelopment includes continued enhancement of a Class A mall in a premier location that includes the addition of new retail that will augment the evolving merchandising mix, redevelopment of the former J.C. Penney space, and additional redevelopment considerations in the northwest portion of the site. Redevelopment represents multiple phases occurring over approximately 4 years, with expected stabilization around 2026.

Westbard Square Phase I

Existing property includes a Giant-anchored retail center, a 3-level office building, 2 gas stations, and a vacant senior housing building. Phase I of the redevelopment will include construction of a 123k SF retail building anchored by a 70k SF Giant, and realignment of Westbard Avenue at the intersection with River Road. Regency will also participate in a joint venture whereby the partner will construct a ~100-unit senior living building.

Buckhead Landing

Buckhead Landing will be anchored by a 55k SF Publix with 38k SF of junior anchors and 57k SF of restaurant & retail space. This redevelopment will include the complete scrape and rebuild of the existing anchor box, in addition to delivering extensive site improvements and enhanced placemaking.

Various Redevelopments (est costs < $10 million individually)	Various Redevelopment properties where estimated incremental costs at each project are less than $10 million.

See page 18 for footnotes

Supplemental Information 17

Development and Redevelopment Current Year Completions

June 30, 2022

(in thousands)

Current Year Development and Redevelopment Completions
Shopping Center Name	Market	Center GLA(a)	Center % Leased	Project Start	Est Initial Rent Commencement(b)	Est Stabilization Year(c)	REG's Est Net Project Costs	% of Costs Incurred	Stabilized Yield(d)
Ground-up Developments
None
Redevelopments		750	95%				$21,031	92%	8%
Sheridan Plaza		507	94%	Q3-2019	2H-2020	2023	12,115	91%	10%
Various Redevelopment Completions (est costs < $10 million individually)		243	96%				8,916	92%	7%
Total Completions		750	95%				$21,031	92%	8%
(1)
Scope, economics and timing of development and redevelopment projects could change materially from estimates provided.
(2)
Ground-up development or redevelopment that is excluded from the Same Property NOI pool.
(3)
Carytown and Glenwood Green estimated costs represents Regency's pro-rata share of 64% and 70%, respectively.
(4)
GLA and % Leased for The Crossing Clarendon represents the office building only, and Westbard Square Phase I represents phase I only.
(5)
Estimated costs are net of expected land sale proceeds of $50m. Combined net project costs for phase I and future phases are expected to be $90m - $100m with an incremental yield of 6% - 7%. Future phase(s) will include ~200 units of apartments, 44k SF of additional retail, and ~100 for-sale townhomes.

Note: Regency’s Estimate of Net GAAP Project Costs, after additional interest and overhead capitalization, are $427,994 for Ground-up Developments and Redevelopments In-Process. Percent of costs incurred is 56% for Ground-up Developments and Redevelopments In-Process.

(a)
Center GLA represents 100%.
(b)
Estimated Initial Rent Commencement represents the estimated date that the anchor or first tenants at each project will rent commence.
(c)
Estimated Stabilization Year represents the estimated year that the project will reach the stated stabilized yield on an annualized basis.
(d)
A stabilized yield for a redevelopment property represents the incremental NOI (estimated stabilized NOI less NOI prior to project commencement) divided by the total project costs.

Supplemental Information 18

Leasing Statistics

June 30, 2022

(Retail Operating Properties Only)

Leasing Statistics - Comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
2nd Quarter 2022	411	1,307	$33.65	8.8%	17.1%	6.8	$9.46
1st Quarter 2022	377	1,688	25.00	6.5%	13.2%	5.5	3.82
4th Quarter 2021	400	1,753	27.44	12.9%	21.0%	6.1	5.19
3rd Quarter 2021	421	2,019	24.06	5.1%	12.2%	5.9	5.68
Total - 12 months	1,609	6,767	$26.97	8.3%	15.8%	6.0	$5.80

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
2nd Quarter 2022	111	358	$31.56	18.3%	28.4%	10.5	$27.50
1st Quarter 2022	88	230	31.77	8.1%	19.3%	8.3	22.94
4th Quarter 2021	111	414	28.66	45.6%	57.7%	8.0	18.14
3rd Quarter 2021	107	282	30.77	0.8%	10.0%	8.0	29.47
Total - 12 months	417	1,284	$30.41	18.8%	29.3%	8.7	$24.00

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
2nd Quarter 2022	300	949	$34.43	5.8%	13.5%	5.4	$2.65
1st Quarter 2022	289	1,458	24.00	6.2%	12.0%	5.1	1.00
4th Quarter 2021	289	1,339	27.01	4.1%	11.1%	5.4	0.65
3rd Quarter 2021	314	1,737	22.85	6.2%	12.8%	5.6	1.41
Total - 12 months	1,192	5,483	$26.13	5.6%	12.3%	5.4	$1.33

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft			Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
2nd Quarter 2022	465	1,572	$32.60			6.0	$9.77
1st Quarter 2022	452	2,103	25.86			5.7	7.53
4th Quarter 2021	483	2,208	27.55			6.5	13.62
3rd Quarter 2021	501	2,420	23.25			6.7	8.48
Total - 12 months	1,901	8,303	$26.80			6.3	$9.88

Notes:

•
Represents Regency's wholly owned and pro-rata share of co-investment partnerships.
•
All amounts reported at execution.
•
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
•
Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all leasing transactions, including spaces vacant > 12 months.
•
Rent Spreads % (Cash) represent the percentage change between the initial 12 months of rent of the executed lease and the rent over the last 12 months of the prior lease.
•
Rent Spreads % (Straight-lined) represent the percentage change between the average rent over the duration of the executed lease and the average rent over the duration of the prior lease.
•
Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements.
•
Excludes Non-Retail Properties.
•
Tenant Allowance and Landlord Work / Sq. Ft. for 3rd Quarter 2021 has been updated for inclusion of revised expectations on capital commitments for a New Leasing transaction.

Supplemental Information 19

Annual Base Rent by State

June 30, 2022

(in thousands)

State	Number of Properties	GLA	% Leased (1)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
California	70	9,151	93.4%	$250,642	$29.21	17.3%	21.2%	26.2%
Florida	95	11,000	94.3%	204,446	19.68	23.5%	25.5%	21.3%
Texas	30	3,525	96.7%	70,399	20.61	7.4%	8.2%	7.3%
New York	16	1,805	93.7%	60,009	35.47	4.0%	4.2%	6.3%
Georgia	22	2,126	92.0%	44,906	22.72	5.4%	4.9%	4.7%
Virginia	21	1,668	93.2%	45,221	28.97	5.2%	3.9%	4.7%
Connecticut	15	1,526	91.5%	35,880	25.48	3.7%	3.5%	3.7%
Washington	17	1,267	97.1%	33,715	27.46	4.2%	2.9%	3.5%
North Carolina	17	1,594	93.3%	33,280	21.78	4.2%	3.7%	3.5%
Illinois	10	1,338	96.8%	25,622	20.45	2.5%	3.1%	2.7%
Massachusetts	8	897	94.8%	24,143	28.28	2.0%	2.1%	2.5%
Colorado	19	1,406	96.1%	22,139	16.28	4.7%	3.3%	2.3%
Pennsylvania	10	711	95.7%	17,819	26.81	2.5%	1.6%	1.9%
Ohio	8	1,217	98.8%	16,179	13.41	2.0%	2.8%	1.7%
Maryland	11	601	92.0%	15,862	28.36	2.7%	1.4%	1.7%
Oregon	8	779	93.2%	15,229	20.31	2.0%	1.8%	1.6%
New Jersey	5	650	76.8%	11,516	23.08	1.2%	1.5%	1.2%
Minnesota	5	390	94.3%	7,330	18.93	1.2%	0.9%	0.8%
Indiana	3	335	99.5%	5,515	17.10	0.7%	0.8%	0.6%
Tennessee	3	314	96.5%	5,330	17.06	0.7%	0.7%	0.6%
Missouri	4	408	98.3%	4,476	11.01	1.0%	0.9%	0.5%
Delaware	2	254	99.5%	4,186	17.48	0.5%	0.6%	0.4%
South Carolina	2	83	98.7%	2,069	25.27	0.5%	0.2%	0.2%
Washington, D.C.	2	30	89.0%	1,534	58.33	0.5%	0.1%	0.2%
Michigan	1	97	74.0%	617	8.58	0.2%	0.2%	0.1%
Total All Properties	404	43,173	94.2%	$958,062	$23.50	100%	100%	100%

Note: Represents Regency's wholly owned and pro-rata share of co-investment partnerships.

(1)
Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information 20

Annual Base Rent by CBSA

June 30, 2022

(in thousands)

Largest CBSAs by Population (1)	Number of Properties	GLA	% Leased (2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
1) New York-Newark-Jersey City	19	2,079	94.0%	$68,954	$35.28	4.7%	4.8%	7.2%
2) Los Angeles-Long Beach-Anaheim	24	2,499	95.2%	70,655	29.70	5.9%	5.8%	7.4%
3) Chicago-Naperville-Elgin	11	1,617	94.3%	30,101	19.74	2.7%	3.7%	3.1%
4) Dallas-Fort Worth-Arlington	11	913	94.4%	18,707	21.71	2.7%	2.1%	2.0%
5) Houston-Woodlands-Sugar Land	14	1,778	97.1%	34,096	19.75	3.5%	4.1%	3.6%
6) Washington-Arlington-Alexandri	27	1,831	94.5%	52,520	30.35	6.7%	4.2%	5.5%
7) Philadelphia-Camden-Wilmington	10	1,167	82.5%	20,706	21.52	2.5%	2.7%	2.2%
8) Miami-Ft Lauderdale-PompanoBch	41	5,308	93.1%	107,861	21.83	10.1%	12.3%	11.3%
9) Atlanta-SandySprings-Alpharett	22	2,126	92.0%	44,906	22.96	5.4%	4.9%	4.7%
10) Phoenix-Mesa-Chandler	-	-	-	-	-	-	-	-
11) Boston-Cambridge-Newton	8	897	94.8%	24,143	28.39	2.0%	2.1%	2.5%
12) San Francisco-Oakland-Berkeley	18	3,349	90.9%	92,055	30.25	4.5%	7.8%	9.6%
13) Rvrside-San Bernardino-Ontario	1	99	98.4%	3,059	31.47	0.2%	0.2%	0.3%
14) Detroit-Warren-Dearborn	-	-	-	-	-	-	-	-
15) Seattle-Tacoma-Bellevue	17	1,267	97.1%	33,715	27.41	4.2%	2.9%	3.5%
16) Minneapol-St. Paul-Bloomington	5	390	99.5%	7,330	18.91	1.2%	0.9%	0.8%
17) San Diego-Chula Vista-Carlsbad	10	1,369	97.6%	40,367	30.20	2.5%	3.2%	4.2%
18) Tampa-St Petersburg-Clearwater	9	1,296	96.3%	24,272	19.44	2.2%	3.0%	2.5%
19) Denver-Aurora-Lakewood	11	938	95.8%	14,530	16.16	2.7%	2.2%	1.5%
20) St. Louis	4	408	99.5%	4,476	11.01	1.0%	0.9%	0.5%
21) Baltimore-Columbia-Towson	4	269	92.4%	6,672	26.83	1.0%	0.6%	0.7%
22) Charlotte-Concord-Gastonia	4	604	97.8%	14,144	23.97	1.0%	1.4%	1.5%
23) Orlando-Kissimmee-Sanford	7	836	94.0%	15,166	19.29	1.7%	1.9%	1.6%
24) San Antonio-New Braunfels	-	-	-	-	-	-	-	-
25) Portland-Vancouver-Hillsboro	5	436	94.7%	8,539	20.66	1.2%	1.0%	0.9%
26) Sacramento-Roseville-Folsom	4	318	99.0%	7,474	23.75	1.0%	0.7%	0.8%
27) Pittsburgh	-	-	-	-	-	-	-	-
28) Austin-Round Rock-Georgetown	5	834	98.5%	17,596	21.43	1.2%	1.9%	1.8%
29) Las Vegas-Henderson-Paradise	-	-	-	-	-	-	-	-
30) Cincinnati	5	895	98.4%	12,273	13.94	1.2%	2.1%	1.3%
31) Kansas City	-	-	-	-	-	-	-	-
32) Columbus	3	322	100.0%	3,905	12.12	0.7%	0.7%	0.4%
33) Indianapolis-Carmel-Anderson	2	56	82.9%	1,036	22.48	0.5%	0.1%	0.1%
34) San Juan-Bayamón-Caguas	-	-	-	-	-	-	-	-
35) Cleveland-Elyria	-	-	-	-	-	-	-	-
36) Nashvil-Davdsn-Murfree-Frankln	3	314	98.3%	5,330	17.25	0.7%	0.7%	0.6%
37) San Jose-Sunnyvale-Santa Clara	6	645	95.1%	18,775	30.61	1.5%	1.5%	2.0%
38) Virginia Beach-Norfolk-Newport News	-	-	-	-	-	-	-	-
39) Providence-Warwick	-	-	-	-	-	-	-	-
40) Jacksonville	20	1,921	94.5%	30,437	16.78	5.0%	4.4%	3.2%
41) Milwaukee-Waukesha	-	-	-	-	-	-	-	-
42) Raleigh-Cary	9	692	95.3%	14,100	21.38	2.2%	1.6%	1.5%
43) Oklahoma City	-	-	-	-	-	-	-	-
44) Memphis	-	-	-	-	-	-	-	-
45) Richmond	3	199	81.3%	3,425	21.19	0.7%	0.5%	0.4%
46) Louisville/Jefferson County	-	-	-	-	-	-	-	-
47) New Orleans-Metairie	-	-	-	-	-	-	-	-
48) Salt Lake City	-	-	-	-	-	-	-	-
49) Hartford-E Hartford-Middletown	2	301	96.3%	5,683	19.59	0.5%	0.7%	0.6%
50) Buffalo-Cheektowaga	-	-	-	-	-	-	-	-
Top 50 CBSAs by Population	344	37,974	94.3%	$857,009	$23.88	85.1%	88.0%	89.5%

CBSAs Ranked 51 - 75 by Population	22	1,939	92.3%	49,832	27.47	5.4%	4.5%	5.2%

CBSAs Ranked 76 - 100 by Population	12	885	93.1%	14,256	17.30	3.0%	2.1%	1.5%

Other CBSAs	26	2,375	94.2%	36,965	16.50	6.4%	5.5%	3.9%

Total All Properties	404	43,173	94.2%	$958,062	$23.50	100%	100%	100%
Note: Represents Regency's wholly owned and pro-rata share of co-investments partnerships.

(1)
2021 Population Data Source: Synergos Technologies, Inc.
(2)
Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information 21

Annual Base Rent By Tenant Category

June 30, 2022

Tenant Category Exposure	% of ABR(1)
Grocery	20%
Restaurant - Fast Food/Limited Service	13%
Personal Services	7%
Restaurant - Casual/Fine Dining	6%
Medical	6%
Apparel/Accessories	5%
Off-Price	5%
Business Services	5%
Banks	5%
Hobby/Sports	5%
Fitness	4%
Home	3%
Office/Communications	3%
Pet	3%
Pharmacy	3%
Other	2%
Home Improvement/Auto	2%
Beauty/Cosmetics	2%
Liquor/Wine/Beer	1%
Entertainment	1%

Anchor/Shop Exposure(2)	% of ABR
Shop	56%
Anchor	44%
(1)
Represents Regency's wholly owned and pro-rata share of co-investment partnerships; includes properties in development, includes leases that are executed but have not rent commenced.
(2)
Shop tenants defined as <10K SF, Anchor tenants defined as >10K SF.

Supplemental Information 22

Significant Tenant Rents

(Includes Tenants ≥ 0.5% of ABR)

June 30, 2022

(in thousands)

#	Tenant	Tenant GLA	% of Company- Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
1	Publix	2,876	7.1%	31,707	3.3%	67	8
2	Kroger Co. (1)	2,979	7.3%	30,279	3.2%	53	10
3	Albertsons Companies, Inc. (2)	1,920	4.7%	28,977	3.0%	46	15
4	Amazon/Whole Foods	1,173	2.9%	26,313	2.7%	36	12
5	TJX Companies, Inc. (3)	1,457	3.6%	24,963	2.6%	63	17
6	CVS	661	1.6%	15,211	1.6%	56	17
7	Ahold/Delhaize (4)	473	1.2%	11,682	1.2%	13	7
8	L.A. Fitness Sports Club	474	1.2%	9,457	1.0%	13	3
9	Trader Joe's	282	0.7%	9,432	1.0%	28	7
10	JPMorgan Chase Bank	136	0.3%	8,853	0.9%	43	8
11	Ross Dress For Less	534	1.3%	8,578	0.9%	24	8
12	Gap, Inc (5)	250	0.6%	7,697	0.8%	21	3
13	Starbucks	136	0.3%	7,625	0.8%	88	23
14	Nordstrom (6)	279	0.7%	7,616	0.8%	8	-
15	H.E. Butt Grocery Company (7)	482	1.2%	7,376	0.8%	6	1
16	Bank of America	125	0.3%	6,983	0.7%	42	14
17	Wells Fargo Bank	134	0.3%	6,980	0.7%	47	16
18	Petco Health & Wellness Company, Inc. (8)	286	0.7%	6,952	0.7%	30	7
19	JAB Holding Company (9)	168	0.4%	6,834	0.7%	60	14
20	Target	654	1.6%	6,790	0.7%	6	3
21	Best Buy	259	0.6%	6,027	0.6%	8	1
22	Kohl's	485	1.2%	5,756	0.6%	6	1
23	Walgreens Boots Alliance (10)	234	0.6%	5,731	0.6%	22	8
24	Bed Bath & Beyond Inc. (11)	325	0.8%	5,538	0.6%	11	-
25	Ulta	172	0.4%	5,104	0.5%	19	3
26	Dick's Sporting Goods, Inc.	274	0.7%	4,832	0.5%	4	-
27	AT&T, Inc (12)	107	0.3%	4,810	0.5%	54	10
28	Life Time	111	0.3%	4,700	0.5%	1	-
29	Xponential Fitness (13)	114	0.3%	4,389	0.5%	68	18
	Top Tenants	17,560	43.2%	$317,192	33.1%	943	257
(1)
Kroger 20 / King Soopers 11 / Harris Teeter 8 / Ralphs 9 / Mariano's Fresh Market 3 / Quality Food Centers 2
(2)
Safeway 22 / VONS 7 / Albertson's 4 / Acme Markets 3 / Shaw's 3 / Tom Thumb 3 / Randalls Food & Drug 2 / Star Market 2
(3)
TJ Maxx 24 / Marshalls 19 / Homegoods 18 / Homesense 1 / Sierra Trading Post 1
(4)
Giant 9 / Stop & Shop 3 / Food Lion 1
(5)
Old Navy 12 / Athleta 2 / The Gap 2 / Banana Republic 2 / GAP BR Factory 1
(6)
Nordstrom Rack 8
(7)
H.E.B. 5 / Central Market 1
(8)
Petco 25 / Unleashed by Petco 5
(9)
Panera 29 / Peet's' Coffee & Tea 11 / Einstein Bros Bagels 10 / Bruegger’s Bagel 4 / Krispy Kreme 3 / Noah’s NY Bagels 3
(10)
Walgreens 21 / Duane Reade 1
(11)
Bed Bath & Beyond 9 / Buy Buy Baby 1 / Harmon Face Values 1
(12)
AT&T 49 / Cricket 5
(13)
Club Pilates 27 / Pure Barre 15 / Row House 8 / Cyclebar 7 / Yoga Six 6 / Stretchlab 4 / AKT 1

Note: Represents Regency's wholly owned and pro-rata share of co-investment partnerships, includes properties in development, excludes leases that are executed but have not rent commenced. Amounts may not foot due to rounding.

Supplemental Information 23

Tenant Lease Expirations

June 30, 2022

(GLA in thousands)

		Anchor Tenants (1)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	105	0.3%	0.1%	$12.99
2022	489	1.2%	0.5%	10.35
2023	2,450	6.1%	4.0%	15.25
2024	3,496	8.7%	5.8%	15.59
2025	2,980	7.4%	4.9%	15.56
2026	3,181	7.9%	5.4%	15.94
2027	3,153	7.9%	5.5%	16.43
2028	1,803	4.5%	3.7%	19.07
2029	1,318	3.3%	1.9%	13.25
2030	1,266	3.2%	2.3%	17.19
2031	871	2.2%	1.8%	19.06
10 Year Total	21,112	52.7%	36.0%	$15.98
Thereafter	4,516	11.3%	8.2%	17.11
	25,628	63.9%	44.2%	$16.18

		Shop Tenants (2)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	252	0.6%	0.8%	$29.78
2022	696	1.7%	2.4%	32.61
2023	2,086	5.2%	7.7%	34.53
2024	2,048	5.1%	7.6%	34.96
2025	2,023	5.0%	7.8%	36.05
2026	1,932	4.8%	7.5%	36.55
2027	1,830	4.6%	7.1%	36.32
2028	839	2.1%	3.6%	40.17
2029	651	1.6%	2.7%	38.51
2030	564	1.4%	2.4%	39.23
2031	657	1.6%	2.7%	37.98
10 Year Total	13,577	33.9%	52.3%	$36.06
Thereafter	877	2.2%	3.6%	38.18
	14,455	36.1%	55.9%	$36.19

		All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	357	0.9%	0.9%	$24.85
2022	1,185	3.0%	3.0%	23.42
2023	4,536	11.3%	11.7%	24.11
2024	5,543	13.8%	13.4%	22.74
2025	5,003	12.5%	12.7%	23.85
2026	5,113	12.8%	12.9%	23.73
2027	4,982	12.4%	12.6%	23.73
2028	2,642	6.6%	7.3%	25.78
2029	1,969	4.9%	4.5%	21.60
2030	1,829	4.6%	4.7%	23.98
2031	1,528	3.8%	4.4%	27.19
10 Year Total	34,689	86.5%	88.2%	$23.84
Thereafter	5,394	13.5%	11.8%	20.54
	40,083	100%	100%	$23.40

Notes: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options. Amounts may not foot due to rounding.

(1)
Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2)
Shop tenants represent any tenant occupying less than 10,000 square feet.
(3)
Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements. Represents Regency's wholly owned and pro-rata share of co-investment partnerships.
(4)
Month to month lease or in process of renewal.

Supplemental Information 24

Portfolio Summary Report By State

June 30, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
200 Potrero			CA	San Francisco-Oakland-Berkeley	31	31	100.0%				Gizmo Art Production, INC.	$11.23
4S Commons Town Center	M	85%	CA	San Diego-Chula Vista-Carlsbad	252	252	97.9%			68	Ace Hardware, Bed Bath & Beyond, Cost Plus World Market, CVS, Jimbo's…Naturally!, Ralphs, ULTA	$33.86
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	97	97	100.0%		143	58	Albertsons, (Target)	$31.89
Balboa Mesa Shopping Center			CA	San Diego-Chula Vista-Carlsbad	207	207	100.0%			42	CVS, Kohl's, Von's	$28.87
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	122	49	100.0%			32	CVS, Mollie Stone's Market	$27.70
Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	93	93	93.7%			34	Safeway	$27.41
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	94.3%			25	24 Hour Fitness, Big 5 Sporting Goods, Childtime Childcare, Old Navy, Sprout's, Target	$20.73
Circle Center West			CA	Los Angeles-Long Beach-Anaheim	64	64	87.6%				Marshalls	$35.28
Circle Marina Center			CA	Los Angeles-Long Beach-Anaheim	118	118	93.6%				Staples, Big 5 Sporting Goods, Centinela Feed & Pet Supplies	$31.79
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Berkeley	260	260	90.3%			14	Grocery Outlet, Central, CVS, Dollar Tree, Ross Dress For Less	$23.24
Corral Hollow			CA	Stockton	167	167	70.4%			66	Safeway, CVS	$19.96
Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	92.4%			37	Ralphs, Best Buy, LA Fitness, Sit N' Sleep	$32.19
Diablo Plaza			CA	San Francisco-Oakland-Berkeley	63	63	87.9%		53	53	Bevmo!, (Safeway), (CVS)	$42.36
El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	97.4%			31	Bristol Farms, CVS	$40.98
El Cerrito Plaza			CA	San Francisco-Oakland-Berkeley	256	256	80.2%			78	Barnes & Noble, Jo-Ann Fabrics, PETCO, Ross Dress For Less, Trader Joe's, (CVS)	$30.56
El Norte Pkwy Plaza			CA	San Diego-Chula Vista-Carlsbad	91	91	98.0%			42	Von's, Children's Paradise, ACE Hardware	$19.98
Encina Grande			CA	San Francisco-Oakland-Berkeley	106	106	100.0%			38	Whole Foods, Walgreens	$35.59
Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	97.6%			35	Smart & Final, CVS, Ross Dress for Less, Big 5 Sporting Goods, PETCO	$31.00
French Valley Village Center			CA	Rvrside-San Bernardino-Ontario	99	99	98.4%			44	Stater Bros, CVS	$27.37
Friars Mission Center			CA	San Diego-Chula Vista-Carlsbad	147	147	100.0%			55	Ralphs, CVS	$38.12
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	98.8%			40	Gelson's Markets, John of Italy Salon & Spa	$30.37
Golden Hills Plaza			CA	San Luis Obispo-Paso Robles	244	244	84.8%				Lowe's, TJ Maxx	$6.77
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	100.0%			24	Sprout's Markets, Rite Aid, PETCO, Homegoods, Burlington, TJ Maxx	$26.97
Hasley Canyon Village			CA	Los Angeles-Long Beach-Anaheim	66	66	95.1%			52	Ralphs	$26.73
Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	99.7%			44	Ralphs, CVS, Daiso, Mitsuwa Marketplace, Big 5 Sporting Goods	$41.49
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	92.2%		39	39	CVS,(Albertsons)	$30.22
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	91.6%			43	Safeway, CVS, Ross Dress for Less	$21.15
Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	98.2%			43	Stater Bros.	$24.51

Supplemental Information 25

Portfolio Summary Report By State

June 30, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Navajo Shopping Center	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	102	41	98.9%			44	Albertsons, Rite Aid, O'Reilly Auto Parts	$15.32
Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	98.9%			58	Albertsons	$27.98
Oakshade Town Center			CA	Sacramento-Roseville-Folsom	104	104	99.3%			40	Safeway, Office Max, Rite Aid	$22.66
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	90.0%			44	Gelson's Markets, (CVS), (Ace Hardware)	$21.25
Persimmon Place			CA	San Francisco-Oakland-Berkeley	153	153	100.0%			40	Whole Foods, Nordstrom Rack, Homegoods	$37.06
Plaza Escuela			CA	San Francisco-Oakland-Berkeley	154	154	93.5%				The Container Store, Trufusion, Talbots, The Cheesecake Factory, Barnes & Noble	$43.74
Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	98.2%			37	Von's, CVS	$27.79
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	227	91	100.0%				Target, Burlington, Ross Dress for Less, Homegoods	$24.52
Point Loma Plaza	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	205	82	98.1%			50	Von's, Jo-Ann Fabrics, Marshalls, UFC Gym	$23.32
Potrero Center			CA	San Francisco-Oakland-Berkeley	227	227	91.3%			60	Safeway, Decathlon Sport, 24 Hour Fitness, Ross Dress for Less, Petco	$33.63
Powell Street Plaza			CA	San Francisco-Oakland-Berkeley	166	166	98.4%			10	Trader Joe's, Bevmo!, Ross Dress For Less, Marshalls, Old Navy	$35.45
Prairie City Crossing			CA	Sacramento-Roseville-Folsom	90	90	97.5%			55	Safeway	$22.23
Raley's Supermarket	C	20%	CA	Sacramento-Roseville-Folsom	63	13	100.0%			63	Raley's	$14.00
Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	100.0%			35	Ralphs	$19.59
Rancho San Diego Village	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	153	61	94.6%			40	Smart & Final, 24 Hour Fitness, (Longs Drug)	$24.41
Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	97.7%			37	Superior Super Warehouse	$22.03
San Carlos Marketplace			CA	San Francisco-Oakland-Berkeley	154	154	100.0%				TJ Maxx, Best Buy, PetSmart, Bassett Furniture	$36.28
Scripps Ranch Marketplace			CA	San Diego-Chula Vista-Carlsbad	132	132	99.5%			57	Vons, CVS	$32.82
San Leandro Plaza			CA	San Francisco-Oakland-Berkeley	50	50	100.0%		38	38	(Safeway), (CVS)	$37.49
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	93.9%			48	Pavilions, CVS	$26.88
Serramonte Center			CA	San Francisco-Oakland-Berkeley	1072	1072	89.1%				Buy Buy Baby, Cost Plus World Market, Crunch Fitness, DAISO, Dave & Buster's, Dick's Sporting Goods, Divano Homes, H&M, Macy's, Nordstrom Rack, Old Navy, Party City, Ross Dress for Less, Target, TJ Maxx, Uniqlo	$26.37
Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	116	116	94.7%		53		CVS, Crunch Fitness, (Orchard Supply Hardware)	$24.67
Silverado Plaza	GRI	40%	CA	Napa	85	34	99.8%			32	Nob Hill, CVS	$22.51
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	98.5%			53	Safeway	$20.94
Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	97.7%			46	Ralphs	$22.93
Tassajara Crossing			CA	San Francisco-Oakland-Berkeley	146	146	100.0%			56	Safeway, CVS, Alamo Hardware	$26.08
The Hub Hillcrest Market			CA	San Diego-Chula Vista-Carlsbad	149	149	89.7%			52	Ralphs, Trader Joe's	$42.08
The Marketplace			CA	Sacramento-Roseville-Folsom	111	111	100.0%			35	Safeway, CVS, Petco	$27.12

Supplemental Information 26

Supplemental Information 27

Portfolio Summary Report By State

June 30, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
The Pruneyard			CA	San Jose-Sunnyvale-Santa Clara	260	260	95.6%			13	Trader Joe's, The Sports Basement, Camera Cinemas, Marshalls	$40.79
Town and Country Center	O	35%	CA	Los Angeles-Long Beach-Anaheim	230	81	36.1%			41	Whole Foods, CVS, Citibank	$52.09
Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	100.0%			44	Stater Bros, CVS	$33.53
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	98.2%			41	Ralphs, Rite Aid	$21.89
Twin Peaks			CA	San Diego-Chula Vista-Carlsbad	208	208	98.0%			45	Target, Grocer	$22.00
Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	99.3%			35	Whole Foods, Kohl's	$28.37
Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	94.3%			37	Whole Foods	$36.21
Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%			45	Von's, Ross Dress for Less, Planet Fitness	$23.15
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	96.0%			25	Safeway, Rite Aid	$19.99
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	94.8%			72	Von's, Sprouts, (CVS)	$41.17
Willows Shopping Center			CA	San Francisco-Oakland-Berkeley	247	247	74.6%				REI, UFC Gym, Old Navy, Ulta, Five Below	$30.14
Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	97.2%			78	El Super	$16.54
Woodside Central			CA	San Francisco-Oakland-Berkeley	81	81	90.0%		113		Chuck E. Cheese, Marshalls, (Target)	$25.46
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Berkeley	110	44	94.4%				Sports Basement,TJ Maxx	$38.29
			CA		10,681	9,151	93.4%	93.4%	439	2,542		$29.21
Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	355	142	91.6%			71	Applejack Liquors, Hobby Lobby, Homegoods, King Soopers, PetSmart, Sierra Trading Post, Ulta	$16.20
Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	88.8%			44	PETCO, HomeGoods, Jo-Ann Fabrics, Safeway	$19.23
Belleview Square			CO	Denver-Aurora-Lakewood	117	117	100.0%			65	King Soopers	$21.14
Boulevard Center			CO	Denver-Aurora-Lakewood	77	77	89.2%		53	53	Eye Care Specialists, (Safeway)	$31.10
Buckley Square			CO	Denver-Aurora-Lakewood	116	116	92.6%			62	Ace Hardware, King Soopers	$11.52
Centerplace of Greeley III			CO	Greeley	119	119	100.0%				Hobby Lobby, Best Buy, TJ Maxx	$11.88
Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	97.0%			72	King Soopers	$11.58
Crossroads Commons	C	20%	CO	Boulder	143	29	91.2%			66	Whole Foods, Barnes & Noble	$29.64
Crossroads Commons II	C	20%	CO	Boulder	18	4	100.0%				(Whole Foods), (Barnes & Noble)	$39.62
Falcon Marketplace			CO	Colorado Springs	22	22	100.0%		184	50	(Wal-Mart)	$24.85
Hilltop Village			CO	Denver-Aurora-Lakewood	101	101	96.2%			66	King Soopers	$12.03
Littleton Square			CO	Denver-Aurora-Lakewood	99	99	100.0%			78	King Soopers	$11.83
Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	98.3%			61	King Soopers	$12.29
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$33.74
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%			70	King Soopers	$12.73
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	96.2%			55	King Soopers	$15.77

Supplemental Information 28

Portfolio Summary Report By State

June 30, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	92.5%		100	100	(King Soopers)	$24.90
	Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	100.0%			70	King Soopers	$13.87
	Woodmen Plaza			CO	Colorado Springs	116	116	95.2%			70	King Soopers	$13.53
				CO		1,950	1,406	96.1%	96.1%	403	1,119		$16.28
	22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%				-	$60.00
	91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%				-	$29.47
	Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	91.2%				Old Navy, The Clubhouse	$29.32
	Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	122	122	98.0%				-	$44.33
	Brookside Plaza			CT	Hartford-E Hartford-Middletown	227	227	95.8%			60	Bed, Bath & Beyond, Burlington Coat Factory, PetSmart, ShopRite, Staples, TJ Maxx	$15.41
	Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	92.4%			12	Trader Joe's	$52.93
	Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	173	173	62.4%			59	Rite Aid, Stop & Shop, Homegoods	$25.94
	Corbin's Corner	GRI	40%	CT	Hartford-E Hartford-Middletown	186	74	98.1%			10	Best Buy, Edge Fitness, Old Navy, The Tile Shop, Total Wine and More, Trader Joe's	$31.43
	Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	100.0%			12	Trader Joe's, Hilton Garden Inn, DSW, Staples, Rite Aid, Warehouse Wines & Liquors	$26.41
	Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%				Kohl's, Old Navy, Party City	$19.95
	Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	91.2%				Fairfield University Bookstore, Merril Lynch	$33.40
	Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$55.98
	Southbury Green			CT	New Haven-Milford	156	156	84.8%			60	ShopRite, Homegoods	$21.72
	Westport Row			CT	Bridgeport-Stamford-Norwalk	91	91	92.0%			22	The Fresh Market, Pottery Barn	$41.22
	Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart, HomeGoods	$0.56
				CT		1,638	1,526	91.5%	91.5%	0	358		$25.48
	Shops at The Columbia			DC	Washington-Arlington-Alexandri	23	23	85.8%			12	Trader Joe's	$42.26
	Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandri	17	7	100.0%				-	$105.05
				DC		40	30	89.0%	89.0%	0	12		$58.33
	Pike Creek			DE	Philadelphia-Camden-Wilmington	228	228	94.5%			49	Acme Markets, Edge Fitness, Pike Creek Community Hardware	$16.63
	Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	92.2%				Rite Aid	$25.26
				DE		293	254	94.3%	94.3%	0	49		$17.48
	Alafaya Village			FL	Orlando-Kissimmee-Sanford	38	38	93.9%			58	-	$24.36
	Anastasia Plaza			FL	Jacksonville	102	102	95.9%			49	Publix	$14.79
	Atlantic Village			FL	Jacksonville	110	110	98.6%				LA Fitness, Pet Supplies Plus	$18.00
	Aventura Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	97	97	97.5%			49	CVS, Publix	$37.69
	Aventura Square			FL	Miami-Ft Lauderdale-PompanoBch	144	144	78.8%				Bed Bath & Beyond, DSW Warehouse, Jewelry Exchange, Old Navy	$39.74
(2)	Banco Popular Building			FL	Miami-Ft Lauderdale-PompanoBch	0	0	0.0%				-	$0.00

Supplemental Information 29

Portfolio Summary Report By State

June 30, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Berkshire Commons			FL	Naples-Marco Island	110	110	98.9%			66	Publix, Walgreens	$15.44
	Bird 107 Plaza			FL	Miami-Ft Lauderdale-PompanoBch	40	40	92.9%				Walgreens	$21.95
	Bird Ludlam			FL	Miami-Ft Lauderdale-PompanoBch	192	192	98.4%			44	CVS, Goodwill, Winn-Dixie	$25.04
	Bloomingdale Square			FL	Tampa-St Petersburg-Clearwater	252	252	98.9%			48	Bealls, Dollar Tree, Home Centric, LA Fitness, Publix	$17.89
	Boca Village Square			FL	Miami-Ft Lauderdale-PompanoBch	92	92	100.0%			36	CVS, Publix	$24.18
	Boynton Lakes Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	93.8%			46	Citi Trends, Pet Supermarket, Publix	$16.56
	Boynton Plaza			FL	Miami-Ft Lauderdale-PompanoBch	105	105	95.7%			54	CVS, Publix	$20.98
	Brooklyn Station on Riverside			FL	Jacksonville	50	50	97.2%			20	The Fresh Market	$27.55
	Caligo Crossing			FL	Miami-Ft Lauderdale-PompanoBch	11	11	100.0%		98		(Kohl's)	$46.12
	Carriage Gate			FL	Tallahassee	73	73	100.0%			13	Trader Joe's, TJ Maxx	$24.77
	Cashmere Corners			FL	Port St. Lucie	80	80	96.1%			44	WalMart	$14.76
	Charlotte Square			FL	Punta Gorda	91	91	95.7%			44	WalMart, Buffet City	$11.76
	Chasewood Plaza			FL	Miami-Ft Lauderdale-PompanoBch	152	152	94.9%			54	Publix, Pet Smart	$27.60
	Concord Shopping Plaza			FL	Miami-Ft Lauderdale-PompanoBch	309	309	97.5%			78	Big Lots, Dollar Tree, Home Depot, Winn-Dixie, YouFit Health Club	$13.66
	Coral Reef Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	75	75	84.6%			25	Aldi, Walgreens	$31.64
	Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	98.7%			51	Publix	$15.02
	Country Walk Plaza			FL	Miami-Ft Lauderdale-PompanoBch	101	101	90.8%			40	Publix, CVS	$21.53
	Countryside Shops			FL	Miami-Ft Lauderdale-PompanoBch	193	193	70.6%			46	Publix, Ross Dress for Less	$24.81
	Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	Target, (Publix)	$3.68
(2)	East San Marco			FL	Jacksonville	59	59	93.9%			39	Publix	$28.58
	Fleming Island			FL	Jacksonville	132	132	97.4%		130	48	Publix, PETCO, Planet Fitness, (Target)	$16.89
	Fountain Square			FL	Miami-Ft Lauderdale-PompanoBch	177	177	96.6%		140	46	Publix, Ross Dress for Less, TJ Maxx, Ulta, (Target)	$28.75
	Gardens Square			FL	Miami-Ft Lauderdale-PompanoBch	90	90	100.0%			42	Publix	$19.00
	Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	97.0%				Best Buy, Barnes & Noble	$20.11
	Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%			54	Publix	$17.19
	Greenwood Shopping Centre			FL	Miami-Ft Lauderdale-PompanoBch	133	133	94.0%			50	Publix, Bealls	$16.40
	Hammocks Town Center			FL	Miami-Ft Lauderdale-PompanoBch	187	187	96.7%		86	40	CVS, Goodwill, Publix, Metro-Dade Public Library, YouFit Health Club, (Kendall Ice Arena)	$18.00
	Hibernia Pavilion			FL	Jacksonville	51	51	92.0%			39	Publix	$16.45
	John's Creek Center	C	20%	FL	Jacksonville	76	15	100.0%			45	Publix	$16.50
	Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix, (CVS)	$17.12

Supplemental Information 30

Portfolio Summary Report By State

June 30, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	115	115	100.0%				LA Fitness, Walgreens	$25.86
Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	92.9%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness, Ross Dress for Less, Office Depot	$17.48
Mandarin Landing			FL	Jacksonville	140	140	74.0%			50	Whole Foods, Aveda Institute	$20.27
Millhopper Shopping Center			FL	Gainesville	85	85	95.0%			46	Publix	$18.69
Naples Walk			FL	Naples-Marco Island	125	125	100.0%			51	Publix	$18.74
Newberry Square			FL	Gainesville	181	181	90.9%			40	Publix, Floor & Décor, Dollar Tree	$9.54
Nocatee Town Center			FL	Jacksonville	114	114	100.0%			54	Publix	$22.55
Northgate Square			FL	Tampa-St Petersburg-Clearwater	75	75	98.1%			48	Publix	$15.71
Oakleaf Commons			FL	Jacksonville	74	74	98.1%			46	Publix	$15.94
Ocala Corners			FL	Tallahassee	87	87	90.4%			61	Publix	$15.01
Old St Augustine Plaza			FL	Jacksonville	248	248	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness, Ross Dress for Less	$11.05
Pablo Plaza			FL	Jacksonville	161	161	100.0%			34	Whole Foods, Office Depot, Marshalls, HomeGoods, PetSmart	$18.32
Pavillion			FL	Naples-Marco Island	168	168	100.0%				LA Fitness, Paragon Theaters, J. Lee Salon Suites	$23.07
Pine Island			FL	Miami-Ft Lauderdale-PompanoBch	255	255	99.2%			40	Publix, Burlington Coat Factory, Beall's Outlet, YouFit Health Club	$14.85
Pine Ridge Square			FL	Miami-Ft Lauderdale-PompanoBch	118	118	98.7%			17	The Fresh Market, Bed Bath & Beyond, Marshalls, Ulta	$19.17
Pine Tree Plaza			FL	Jacksonville	63	63	96.9%			38	Publix	$14.41
Pinecrest Place			FL	Miami-Ft Lauderdale-PompanoBch	70	70	96.0%		173	47	Whole Foods, (Target)	$40.33
Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	203	41	98.9%			51	Publix, Eddie V's	$31.81
Point Royale Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	202	202	100.0%			45	Winn-Dixie, Burlington Coat Factory, Pasteur Medical Center, Planet Fitness	$16.67
Prosperity Centre			FL	Miami-Ft Lauderdale-PompanoBch	124	124	96.3%				Bed Bath & Beyond, Office Depot, TJ Maxx, CVS	$23.38
Regency Square			FL	Tampa-St Petersburg-Clearwater	352	352	93.2%		66		AMC Theater, Dollar Tree, Five Below, Marshalls, Michael's, PETCO, Shoe Carnival, Staples, TJ Maxx, Ulta, Old Navy, (Best Buy), (Macdill)	$19.52
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	89.2%			40	Publix, Beall's, Harbor Freight Tools	$12.01
Salerno Village			FL	Port St. Lucie	5	5	100.0%				-	$14.26
Sawgrass Promenade			FL	Miami-Ft Lauderdale-PompanoBch	107	107	86.9%			36	Publix, Walgreens, Dollar Tree	$12.62
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	100.0%			54	Publix	$23.82
Sheridan Plaza			FL	Miami-Ft Lauderdale-PompanoBch	507	507	93.9%			66	Publix, Kohl's, LA Fitness, Ross Dress for Less, Pet Supplies Plus, Wellmax, Burlington, Marshalls	$19.53
Shoppes @ 104			FL	Miami-Ft Lauderdale-PompanoBch	112	112	90.0%			46	Winn-Dixie, CVS	$19.70
Shoppes at Bartram Park	O	50%	FL	Jacksonville	135	67	99.0%		97	45	Publix, (Kohl's), (Tutor Time)	$21.70
Shoppes at Lago Mar			FL	Miami-Ft Lauderdale-PompanoBch	83	83	90.8%			42	Publix, YouFit Health Club	$15.49
Shoppes at Sunlake Centre			FL	Tampa-St Petersburg-Clearwater	117	117	100.0%			46	Publix	$24.58

Supplemental Information 31

Portfolio Summary Report By State

June 30, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Shoppes of Jonathan's Landing			FL	Miami-Ft Lauderdale-PompanoBch	27	27	100.0%		54	54	(Publix)	$26.87
Shoppes of Oakbrook			FL	Miami-Ft Lauderdale-PompanoBch	200	200	64.4%			44	Publix, Tuesday Morning, Duffy's Sports Bar, CVS	$17.67
Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	80	40	97.0%			61	Publix, (Walgreens)	$16.14
Shoppes of Silver Lakes			FL	Miami-Ft Lauderdale-PompanoBch	127	127	94.7%			48	Publix, Goodwill	$20.50
Shoppes of Sunset			FL	Miami-Ft Lauderdale-PompanoBch	22	22	81.9%				-	$24.49
Shoppes of Sunset II			FL	Miami-Ft Lauderdale-PompanoBch	28	28	85.6%				-	$22.14
Shops at John's Creek			FL	Jacksonville	15	15	100.0%				-	$26.10
Shops at Skylake			FL	Miami-Ft Lauderdale-PompanoBch	287	287	98.6%			51	Publix, LA Fitness, TJ Maxx, Goodwill, Pasteur Medical	$24.77
South Beach Regional			FL	Jacksonville	308	308	84.5%			13	Trader Joe's, Home Depot, Ross Dress for Less, Bed Bath & Beyond, Staples	$17.13
South Point			FL	Sebastian-Vero Beach	65	65	100.0%			45	Publix	$17.30
Starke			FL	Jacksonville	13	13	100.0%				CVS	$27.05
Suncoast Crossing			FL	Tampa-St Petersburg-Clearwater	118	118	97.6%		143		Kohl's, (Target)	$6.89
Tamarac Town Square			FL	Miami-Ft Lauderdale-PompanoBch	125	125	85.8%			38	Publix, Dollar Tree, Retro Fitness	$12.30
The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	100.0%				-	$25.32
The Village at Hunter's Lake			FL	Tampa-St Petersburg-Clearwater	72	72	100.0%			29	Sprouts	$27.82
Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	97.9%				Ross Dress for Less	$11.13
Town Square			FL	Tampa-St Petersburg-Clearwater	44	44	72.6%				PETCO	$34.98
Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	98.2%			59	Publix, TJ Maxx	$18.59
Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	89.3%			31	YouFit Health Club, Ross Dress for Less	$15.51
University Commons			FL	Miami-Ft Lauderdale-PompanoBch	180	180	100.0%			51	Whole Foods, Nordstrom Rack, Barnes & Noble, Bed Bath & Beyond	$34.63
Village Center			FL	Tampa-St Petersburg-Clearwater	187	187	97.3%			50	Publix, PGA Tour Superstore, Walgreens	$22.26
Waterstone Plaza			FL	Miami-Ft Lauderdale-PompanoBch	61	61	100.0%			46	Publix	$17.52
Welleby Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	93.8%			47	Publix, Dollar Tree	$14.43
Wellington Town Square			FL	Miami-Ft Lauderdale-PompanoBch	108	108	96.3%			45	Publix, CVS	$24.88
West Bird Plaza			FL	Miami-Ft Lauderdale-PompanoBch	99	99	96.4%			38	Publix	$25.12
West Lake Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	101	101	96.6%			46	Winn-Dixie, CVS	$21.47
Westchase			FL	Tampa-St Petersburg-Clearwater	79	79	100.0%			51	Publix	$17.40
Westport Plaza			FL	Miami-Ft Lauderdale-PompanoBch	47	47	91.6%			28	Publix	$21.01
Willa Springs			FL	Orlando-Kissimmee-Sanford	90	90	91.4%			44	Publix	$21.49

Supplemental Information 32

Portfolio Summary Report By State

June 30, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
				FL		11,439	11,000	94.3%		1,049	3,422		$19.68
	Ashford Place			GA	Atlanta-SandySprings-Alpharett	53	53	100.0%				Harbor Freight Tools	$23.73
	Briarcliff La Vista			GA	Atlanta-SandySprings-Alpharett	43	43	100.0%				Michael's	$22.32
	Briarcliff Village			GA	Atlanta-SandySprings-Alpharett	189	189	98.3%			43	Burlington, Party City, Publix, Shoe Carnival, TJ Maxx	$16.93
	Bridgemill Market			GA	Atlanta-SandySprings-Alpharett	89	89	90.4%			38	Publix	$17.72
	Brighten Park			GA	Atlanta-SandySprings-Alpharett	137	137	85.6%			25	Lidl	$29.18
	Buckhead Court			GA	Atlanta-SandySprings-Alpharett	49	49	89.7%				-	$31.39
	Buckhead Landing			GA	Atlanta-SandySprings-Alpharett	152	152	74.3%			56	Binders Art Supplies & Frames, Kroger	$19.36
	Buckhead Station			GA	Atlanta-SandySprings-Alpharett	234	234	100.0%				Bed Bath & Beyond, Cost Plus World Market, DSW Warehouse, Nordstrom Rack, Old Navy, Saks Off 5th, TJ Maxx, Ulta	$25.25
	Cambridge Square			GA	Atlanta-SandySprings-Alpharett	71	71	40.0%			41	-	$26.59
	Chastain Square			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			37	Publix	$23.36
	Cornerstone Square			GA	Atlanta-SandySprings-Alpharett	80	80	100.0%			18	Aldi, CVS, HealthMarkets Insurance, Diazo Specialty Blueprint	$18.64
	Sope Creek Crossing			GA	Atlanta-SandySprings-Alpharett	99	99	95.5%			45	Publix	$16.60
	Dunwoody Hall			GA	Atlanta-SandySprings-Alpharett	86	86	95.7%			44	Publix	$20.05
	Dunwoody Village			GA	Atlanta-SandySprings-Alpharett	121	121	93.5%			18	The Fresh Market, Walgreens, Dunwoody Prep	$21.24
	Howell Mill Village			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			31	Publix	$24.55
	Paces Ferry Plaza			GA	Atlanta-SandySprings-Alpharett	82	82	99.9%			30	Whole Foods	$39.99
	Powers Ferry Square			GA	Atlanta-SandySprings-Alpharett	97	97	100.0%				HomeGoods, PETCO	$34.64
	Powers Ferry Village			GA	Atlanta-SandySprings-Alpharett	76	76	91.1%			48	Publix, The Juice Box	$10.39
	Russell Ridge			GA	Atlanta-SandySprings-Alpharett	101	101	88.4%			63	Kroger	$13.00
	Sandy Springs			GA	Atlanta-SandySprings-Alpharett	116	116	95.1%			12	Trader Joe's, Fox's, Peter Glenn Ski & Sports	$24.81
	The Shops at Hampton Oaks			GA	Atlanta-SandySprings-Alpharett	21	21	81.5%				(CVS)	$12.05
	Williamsburg at Dunwoody			GA	Atlanta-SandySprings-Alpharett	45	45	82.7%				-	$27.19
				GA		2,126	2,126	92.0%	92.0%	0	551		$22.72
	Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	96.6%			87	Super H Mart, Home Depot, O'Reilly Automotive, King Spa	$10.53
	Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	89.9%				PETCO	$37.56
	Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	99.5%			12	Trader Joe's, Walgreens, Northshore University Healthsystems	$27.16
	Hinsdale Lake Commons (fka Hinsdale)			IL	Chicago-Naperville-Elgin	185	185	90.5%			57	Whole Foods, Goodwill, Charter Fitness, Petco	$15.96
	Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	93.2%			45	Whole Foods, Nordstrom Rack, REI, HomeGoods, Barnes & Noble, West Elm	$28.42
(2)	Naperville Plaza	C	20%	IL	Chicago-Naperville-Elgin	115	23	95.9%			39	Casey's Foods, Trader Joe's, Oswald's Pharmacy	$25.01

Supplemental Information 33

Portfolio Summary Report By State

June 30, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	99.3%			74	Mariano's Fresh Market, Dollar Tree, Party City, Blink Fitness	$17.54
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	67.7%			51	Mariano's Fresh Market, Walgreens	$27.79
Westchester Commons			IL	Chicago-Naperville-Elgin	143	143	91.7%			80	Mariano's Fresh Market, Goodwill	$17.44
Willow Festival			IL	Chicago-Naperville-Elgin	404	404	96.0%			60	Whole Foods, Lowe's, CVS, HomeGoods, REI, Best Buy, Ulta	$18.22
			IL		1,775	1,338	93.3%	93.3%	0	505		$20.45
Shops on Main	M	94%	IN	Chicago-Naperville-Elgin	279	279	99.1%			40	Whole Foods, Dick's Sporting Goods, Ross Dress for Less, HomeGoods, DSW, Nordstrom Rack, Marshalls	$16.20
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	72.4%		64	64	Indiana Bureau of Motor Vehicles, (Kroger)	$18.89
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	100.0%			12	Trader Joe's	$26.71
			IN		418	335	96.5%	96.5%	64	116		$17.10
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	158	158	93.7%			61	Stop & Shop, Planet Fitness, BioLife Plasma Services	$25.99
Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$19.34
Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	98.6%			11	Trader Joe's, La-Z-Boy, PetSmart	$30.42
Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$41.18
Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$23.63
Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	94.7%			55	Shaw's	$26.63
The Abbot			MA	Boston-Cambridge-Newton	65	65	51.0%				-	$0.00
Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%			63	Shaw's, Marshall's, Extra Space Storage, Walgreens, K&G Fashion, Dollar Tree, Everfitness, Formlabs	$21.60
			MA		897	897	94.8%	94.8%	0	416		$28.28
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandri	31	6	86.9%			9	Trader Joe's	$42.15
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandri	137	55	95.8%			70	Shoppers Food Warehouse, Dollar Tree	$19.05
Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	93.1%			10	Trader Joe's	$40.74
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	22	9	100.0%				-	$43.01
Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	96.8%			41	Giant, Parkville Lanes, Dollar Tree, Petco, The Cellar Parkville	$17.07
Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	90.8%			44	Shoppers Food Warehouse	$24.38
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandri	107	43	100.0%			64	Planet Fitness	$15.13
Village at Lee Airpark			MD	Baltimore-Columbia-Towson	121	121	90.5%		75	63	Giant, (Sunrise)	$29.73
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandri	111	45	100.0%				LA Fitness, CVS	$29.01
Westbard Square			MD	Washington-Arlington-Alexandri	147	147	88.9%			55	Giant, Bowlmor AMF	$36.13
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	69	28	96.3%				CVS	$35.37
			MD		1,117	601	93.2%	93.2%	75	357		$28.36

Supplemental Information 34

Portfolio Summary Report By State

June 30, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Fenton Marketplace			MI	Flint	97	97	74.0%				Family Farm & Home	$8.58
				MI		97	97	74.0%	74.0%	0	0		$8.58
	Apple Valley Square			MN	Minneapol-St. Paul-Bloomington	179	179	100.0%		87		Jo-Ann Fabrics, PETCO, Savers, Experience Fitness, (Burlington Coat Factory), (Aldi)	$16.84
	Cedar Commons			MN	Minneapol-St. Paul-Bloomington	66	66	100.0%			50	Whole Foods	$28.17
	Colonial Square	GRI	40%	MN	Minneapol-St. Paul-Bloomington	93	37	100.0%			44	Lund's	$26.29
	Rockford Road Plaza	GRI	40%	MN	Minneapol-St. Paul-Bloomington	204	82	97.5%				Kohl's, PetSmart, HomeGoods, TJ Maxx	$13.78
	Rockridge Center	C	20%	MN	Minneapol-St. Paul-Bloomington	125	25	100.0%			89	CUB Foods	$14.90
				MN		668	390	99.5%	99.5%	87	183		$18.93
	Brentwood Plaza			MO	St. Louis	60	60	100.0%			52	Schnucks	$11.45
	Bridgeton			MO	St. Louis	71	71	97.3%		130	63	Schnucks, (Home Depot)	$12.11
	Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$11.59
	Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, TJ Maxx, HomeGoods, Famous Footwear, (Target), (Lowe's)	$10.34
				MO		408	408	99.5%	99.5%	388	314		$11.01
(2)	Blakeney Shopping Center			NC	Charlotte-Concord-Gastonia	384	384	99.7%		124		Harris Teeter, Marshalls, Best Buy, Petsmart, Off Broadway Shoes, Old Navy, (Target)	$25.79
	Carmel Commons			NC	Charlotte-Concord-Gastonia	141	141	91.3%			14	Chuck E. Cheese, The Fresh Market, Party City	$24.19
	Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	100.0%		15	42	Harris Teeter, (Walgreens)	$17.35
	Market at Colonnade Center			NC	Raleigh-Cary	58	58	100.0%			40	Whole Foods	$28.11
	Glenwood Village			NC	Raleigh-Cary	43	43	100.0%			28	Harris Teeter	$18.03
	Holly Park			NC	Raleigh-Cary	160	160	93.8%			12	DSW Warehouse, Trader Joe's, Ross Dress For Less, Staples, US Fitness Products, Jerry's Artarama, Pet Supplies Plus, Ulta	$19.18
	Lake Pine Plaza			NC	Raleigh-Cary	88	88	100.0%			58	Harris Teeter	$14.21
	Midtown East	O	50%	NC	Raleigh-Cary	159	79	100.0%			120	Wegmans	$24.13
	Ridgewood Shopping Center	C	20%	NC	Raleigh-Cary	94	19	91.2%			30	Whole Foods, Walgreens	$21.35
	Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	91	91	96.4%			53	Harris Teeter	$19.18
	Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	78.9%			46	Trader Joe's, Aldi, Staples	$21.59
	Southpoint Crossing			NC	Durham-Chapel Hill	103	103	98.4%			59	Harris Teeter	$16.89
	Sutton Square	C	20%	NC	Raleigh-Cary	101	20	96.4%			24	The Fresh Market	$20.82
	Village District	C	30%	NC	Raleigh-Cary	559	168	95.2%			87	Harris Teeter, The Fresh Market, Wake Public Library, Walgreens, Talbots, Great Outdoor Provision Co., York Properties,The Cheshire Cat Gallery, Crunch Fitness Select Club, Bailey's Fine Jewelry, Sephora, Barnes & Noble, Goodnight's Comedy Club	$25.41
	Village Plaza	C	20%	NC	Durham-Chapel Hill	73	15	100.0%			42	Whole Foods	$23.55
	Willow Oaks			NC	Charlotte-Concord-Gastonia	65	65	100.0%			49	Publix	$17.51
	Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	100.0%			41	Food Lion, ACE Hardware	$14.45

Supplemental Information 35

Supplemental Information 36

Portfolio Summary Report By State

June 30, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
				NC		2,419	1,594	96.8%	96.8%	139	744		$21.78
	Chimney Rock			NJ	New York-Newark-Jersey City	218	218	99.3%			50	Whole Foods, Nordstrom Rack, Saks Off 5th, The Container Store, Ulta	$36.82
	District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	100.0%			44	Whole Foods	$30.44
(2)	Glenwood Green	M	70%	NJ	Philadelphia-Camden-Wilmington	355	355	60.5%			80	ShopRite, Target	$10.45
	Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$15.12
	Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	78.6%			43	Grocer	$17.10
				NJ		798	650	76.8%	96.4%	0	251		$23.08
	101 7th Avenue			NY	New York-Newark-Jersey City	57	57	0.0%				-	$0.00
	1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	100.0%			25	The Food Emporium	$116.62
	1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				CVS	$127.71
	90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	93.9%			11	Michaels, Staples, Trader Joe's	$34.27
	Broadway Plaza			NY	New York-Newark-Jersey City	147	147	91.8%			18	Aldi, Best Buy, Bob's Discount Furniture, TJ Maxx, Blink Fitness	$42.12
	Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	100.0%			63	Stop & Shop	$49.72
(2)	East Meadow			NY	New York-Newark-Jersey City	141	141	92.3%				Marshalls, Stew Leonard's	$15.44
(2)	Eastport			NY	New York-Newark-Jersey City	48	48	97.3%				King Kullen, Rite Aid	$12.84
	The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	100.0%			13	Trader Joe's, Nordstrom Rack, Saks Fifth Avenue, Bloomingdale's, The Container Store, HomeGoods, Old Navy, Gap Outlet, Bassett Home Furnishings, Famous Footware	$49.84
	Hewlett Crossing I & II			NY	New York-Newark-Jersey City	52	52	96.2%				-	$38.36
	Rivertowns Square			NY	New York-Newark-Jersey City	116	116	92.6%			18	Ulta, The Learning Experience, Mom's Organic Market, Look Cinemas	$25.91
	The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	100.0%			52	King Kullen, Ace Hardware	$29.97
	Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	99.2%			48	Whole Foods, LA Fitness, PETCO	$35.60
(2)	Valley Stream			NY	New York-Newark-Jersey City	99	99	97.8%				King Kullen	$28.91
(2)	Wading River			NY	New York-Newark-Jersey City	99	99	84.5%				King Kullen, CVS, Ace Hardware	$23.49
	Westbury Plaza			NY	New York-Newark-Jersey City	390	390	100.0%			110	WalMart, Costco, Marshalls, Total Wine and More, Olive Garden	$26.60
				NY		1,890	1,805	93.7%	93.7%	0	357		$35.47
	Cherry Grove			OH	Cincinnati	196	196	99.0%			66	Kroger, Shoe Carnival, TJ Maxx, Tuesday Morning	$12.49
	East Pointe			OH	Columbus	111	111	100.0%			76	Kroger	$11.23
	Hyde Park			OH	Cincinnati	401	401	98.3%			169	Kroger, Remke Markets, Walgreens, Jo-Ann Fabrics, Ace Hardware, Staples, Marshalls	$17.22
	Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%			65	Kroger	$13.43

Supplemental Information 37

Portfolio Summary Report By State

June 30, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Northgate Plaza (Maxtown Road)			OH	Columbus	117	117	100.0%		90	91	Kroger, (Home Depot)	$11.96
	Red Bank Village			OH	Cincinnati	176	176	100.0%			152	WalMart	$7.72
	Regency Commons			OH	Cincinnati	34	34	84.0%				-	$26.70
	West Chester Plaza			OH	Cincinnati	88	88	100.0%			67	Kroger	$10.35
				OH		1,217	1,217	98.8%	98.8%	90	685		$13.41
	Corvallis Market Center			OR	Corvallis	85	85	100.0%			12	Michaels, TJ Maxx, Trader Joe's	$22.21
	Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	100.0%			38	Dollar Tree, Rite Aid, Whole Foods	$16.42
	Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	85.6%			41	Safeway, Planet Fitness	$20.21
	Northgate Marketplace			OR	Medford	81	81	90.4%			13	Trader Joe's, REI, PETCO	$22.74
	Northgate Marketplace Ph II			OR	Medford	177	177	98.4%				Dick's Sporting Goods, Homegoods, Marshalls	$18.08
	Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	100.0%			55	Safeway	$12.40
	Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$30.11
	Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	98.4%				Bed Bath & Beyond	$22.67
				OR		835	779	95.7%	95.7%	0	215		$20.31
	Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Grocery Outlet Bargain Market	$17.96
(2)	Baederwood Shopping Center	M	80%	PA	Philadelphia-Camden-Wilmington	117	117	96.3%			40	Whole Foods, Planet Fitness	$27.56
	City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	90.4%				Ross Dress for Less, TJ Maxx, Dollar Tree	$20.87
	Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	224	224	95.8%			11	Trader Joe's, Staples, TJ Maxx, Jo-Ann Fabrics	$34.33
	Hershey			PA	Harrisburg-Carlisle	6	6	100.0%				-	$30.00
	Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	96	96	100.0%		244	111	Burlington Coat Factory, PETCO, (Wegmans), (Target)	$26.39
	Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	92.5%			51	Weis Markets	$24.62
	Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	142	57	91.6%			56	Acme Markets, Michael's	$19.58
	Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	86.4%			73	Valley Farm Market, Dollar Tree, Retro Fitness	$11.28
				PA		1,112	711	92.0%	92.0%	244	416		$26.81
	Indigo Square			SC	Charleston-North Charleston	51	51	100.0%			22	Publix	$29.94
	Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	96.7%			38	Publix	$17.55
				SC		131	83	98.7%	98.7%	0	59		$25.27
	Harpeth Village Fieldstone			TN	Nashvil-Davdsn-Murfree-Frankln	70	70	100.0%			55	Publix	$16.20
	Northlake Village			TN	Nashvil-Davdsn-Murfree-Frankln	135	135	96.0%			75	Kroger	$14.88
	Peartree Village			TN	Nashvil-Davdsn-Murfree-Frankln	110	110	100.0%			84	Kroger, PETCO	$20.25
				TN		314	314	98.3%	98.3%	0	214		$17.06

Supplemental Information 38

Portfolio Summary Report By State

June 30, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Alden Bridge			TX	Houston-Woodlands-Sugar Land	139	139	99.0%			68	Kroger, Walgreens	$21.64
(2)	Baybrook East	O	50%	TX	Houston-Woodlands-Sugar Land	156	78	85.2%			106	H.E.B	$10.60
	Bethany Park Place			TX	Dallas-Fort Worth-Arlington	99	99	95.2%			83	Kroger	$11.59
	CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%			40	Whole Foods	$29.90
	CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%				CVS	$27.95
	Cochran's Crossing			TX	Houston-Woodlands-Sugar Land	138	138	98.8%			63	Kroger	$20.22
	Hancock			TX	Austin-Round Rock-Georgetown	263	263	97.1%			90	24 Hour Fitness, Firestone Complete Auto Care, H.E.B, PETCO, Twin Liquors	$19.20
	Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%				-	$49.88
	Indian Springs Center			TX	Houston-Woodlands-Sugar Land	137	137	99.0%			79	H.E.B.	$25.30
	Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	93.9%			64	Tom Thumb	$16.72
	Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	90.7%		63	63	(WalMart)	$29.09
	Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%			64	Tom Thumb	$22.47
	Market at Round Rock			TX	Austin-Round Rock-Georgetown	123	123	96.1%			30	Sprout's Markets, Office Depot, Tuesday Morning	$19.51
	Market at Springwoods Village	M	53%	TX	Houston-Woodlands-Sugar Land	167	167	98.6%			100	Kroger	$17.31
	Mockingbird Commons			TX	Dallas-Fort Worth-Arlington	120	120	95.4%			49	Tom Thumb, Ogle School of Hair Design	$19.68
	North Hills			TX	Austin-Round Rock-Georgetown	164	164	100.0%			60	H.E.B.	$21.51
	Panther Creek			TX	Houston-Woodlands-Sugar Land	166	166	98.4%			66	CVS, The Woodlands Childrens Museum, Fitness Project	$24.58
	Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%			64	Kroger	$15.33
(2)	Preston Oaks			TX	Dallas-Fort Worth-Arlington	103	103	83.0%			30	Central Market, Talbots	$38.30
	Shiloh Springs			TX	Dallas-Fort Worth-Arlington	110	110	89.8%			61	Kroger	$14.67
	Shops at Mira Vista			TX	Austin-Round Rock-Georgetown	68	68	100.0%			15	Trader Joe's, Champions Westlake Gymnastics & Cheer	$25.29
	Southpark at Cinco Ranch			TX	Houston-Woodlands-Sugar Land	265	265	98.1%			101	Kroger, Academy Sports, PETCO, Spec's Liquor and Finer Foods	$13.69
	Sterling Ridge			TX	Houston-Woodlands-Sugar Land	129	129	98.9%			63	Kroger, CVS	$22.00
	Sweetwater Plaza	C	20%	TX	Houston-Woodlands-Sugar Land	134	27	93.4%			65	Kroger, Walgreens	$18.13
	Tech Ridge Center			TX	Austin-Round Rock-Georgetown	216	216	100.0%			84	H.E.B., Pinstack, Baylor Scott & White	$23.83
	The Village at Riverstone			TX	Houston-Woodlands-Sugar Land	165	165	95.4%			100	Kroger	$16.91
	Weslayan Plaza East	GRI	40%	TX	Houston-Woodlands-Sugar Land	169	68	99.1%				Berings, Ross Dress for Less, Michaels, The Next Level Fitness, Spec's Liquor, Trek Bicycle	$21.09
	Weslayan Plaza West	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	92.6%			52	Randalls Food, Walgreens, PETCO, Jo-Ann's, Tuesday Morning, Homegoods	$20.79
	Westwood Village			TX	Houston-Woodlands-Sugar Land	187	187	96.7%		127		Fitness Project, PetSmart, Office Max, Ross Dress For Less, TJ Maxx, (Target)	$20.28

Supplemental Information 39

Portfolio Summary Report By State

June 30, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Woodway Collection	GRI	40%	TX	Houston-Woodlands-Sugar Land	97	39	94.2%			45	Whole Foods	$31.32
				TX		3,981	3,525	96.7%	97.0%	190	1,706		$20.61
	Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandri	92	37	100.0%			27	Patel Brothers, The Shop Gym	$17.30
	Belmont Chase			VA	Washington-Arlington-Alexandri	91	91	98.3%			40	Cooper's Hawk Winery, Whole Foods	$33.42
	Braemar Village Center	RC	25%	VA	Washington-Arlington-Alexandri	104	26	100.0%			58	Safeway	$23.49
(2)	Carytown Exchange	M	59%	VA	Richmond	116	116	72.6%			38	Publix, CVS	$24.20
	Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandri	107	43	98.9%			55	United States Coast Guard Ex, Planet Fitness	$20.30
	Point 50			VA	Washington-Arlington-Alexandri	48	48	100.0%			30	Amazon Fresh	$45.98
	Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandri	168	67	81.9%			32	Amazon Fresh, Homesense	$30.00
	Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	103	41	94.2%			50	Giant	$26.53
	Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandri	340	136	98.1%			62	Big Blue Swim School, Bob's Discount Furniture, CVS, Giant, Marshalls, Planet Fitness, Ross Dress for Less, Total Wine and More	$28.62
	Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	100.0%			18	Aldi, Tractor Supply Company, Harbor Freight Tools, Tuesday Morning	$9.80
	Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	71	29	100.0%			20	PGA Tour Superstore	$33.05
	Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	96	39	100.0%			51	Giant, CVS	$33.05
	Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandri	136	27	67.4%			63	Amazon Fresh	$31.47
	Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	113	45	97.0%			56	Giant	$22.24
	Shops at County Center			VA	Washington-Arlington-Alexandri	97	97	98.3%			52	Harris Teeter, Planet Fitness	$18.97
	The Crossing Clarendon			VA	Washington-Arlington-Alexandri	420	420	91.1%			34	Whole Foods, Crate & Barrel, The Container Store, Barnes & Noble, Pottery Barn, Ethan Allen, The Cheesecake Factory, Life Time Fitness	$37.97
	The Field at Commonwealth			VA	Washington-Arlington-Alexandri	167	167	100.0%			122	Wegmans	$22.50
	Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandri	304	61	94.0%			48	Giant, Gold's Gym, CVS, Advance Auto Parts, Chuck E. Cheese, HomeGoods, Goodwill, Furniture Max	$25.73
	Village Shopping Center	GRI	40%	VA	Richmond	116	46	88.8%			45	Publix, CVS	$25.01
	Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandri	105	42	90.8%				CVS, Fashion K City	$27.99
	Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandri	136	54	97.6%		141	59	Safeway, (Target), (PetSmart)	$27.28
				VA		3,021	1,668	93.2%	94.7%	141	960		$28.97
	6401 Roosevelt			WA	Seattle-Tacoma-Bellevue	8	8	100.0%				-	$25.29
	Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	98.7%			49	Safeway, TJ Maxx	$18.17
	Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	97.7%			12	LA Fitness, Ross Dress for Less, Trader Joe's	$26.00

Supplemental Information 40

Portfolio Summary Report By State

June 30, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	117	58	98.4%			25	Bright Horizons, Kaiser Permanente, PCC Community Markets, Prokarma, Trufusion, West Marine	$35.74
	Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	96.8%			64	Gold's Gym, Mosaic Salon Group, Quality Food Centers	$28.70
	Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	97.1%			49	Big 5 Sporting Goods, Big Lots, Dollar Tree, Jo-Ann Fabrics, Planet Fitness, Ross Dress For Less, Safeway, Aaron's	$12.60
	Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	85	34	96.5%			29	Safeway, Rite Aid	$31.28
	Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	97.8%			45	Bevmo!, Dick's Sporting Goods, Marshalls, Regal Cinemas,Safeway, Ulta	$26.06
	Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%				-	$44.83
(2)	Island Village			WA	Seattle-Tacoma-Bellevue	106	106	98.2%			49	Safeway, Rite Aid	$15.70
	Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	87.2%		40	40	(QFC)	$36.92
	Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	87.2%				-	$32.64
	Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	87	35	100.0%		230	13	Marshalls, Bevmo!, Amazon Go Grocery	$29.19
	Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	98.4%			41	Quality Food Centers, Rite Aid	$25.72
	Roosevelt Square			WA	Seattle-Tacoma-Bellevue	150	150	96.0%			50	Whole Foods, Bartell, Guitar Center, LA Fitness	$26.92
	Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	97.2%		55	67	Trader Joe's, Bartell Drugs, (Safeway)	$38.55
	Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112		(Target)	$33.06
				WA		1,837	1,267	97.1%	97.1%	437	532		$27.46

	Regency Centers Total					51,102	43,173	94.2%	94.5%	3,747	16,085		$23.50
(1)
Major Tenants are the grocery anchor and any tenant 10,000 square feet or greater. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2)
Non-Same Property

Note:	In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon

GRI:	Co-investment Partnership with GRI

M:	Co-investment Partnership with Minority Partner

NYC:	Co-investment Partnership with NYCRF

O:	Other, single property co-investment Partnerships

RC:	Co-investment Partnership with CalSTRS

Supplemental Information 41

Components of Net Asset Value (NAV)

As of June 30, 2022

(unaudited and in thousands)

Real Estate - Operating
Operating Portfolio NOI Excluding Straight-line Rent and Above/Below Market Rent - Current Quarter
Wholly Owned NOI (page 5)	$200,836
Share of JV NOI (page 7)	$23,467
Less: Noncontrolling Interests (page 7)	$(1,812)

Retail Operating Properties Excluding In-Process Redevelopments
Retail Operating Properties Excluding In-Process Redevelopments (Quarterly)	$5,851
Retail Operating Properties Including In-Process Redevelopments (Quarterly)	$8,420

Real Estate: In-Process Ground-Up Developments and Redevelopments
In-Process Ground-Up Development
REG's Estimated Net Project Costs (page 17)	$100,834
Stabilized Yield (page 17)	7%
Annualized Proforma Stabilized NOI	$7,167
% of Costs Incurred (page 17)	55%
Construction in Progress	$55,459

NOI from In-Process Ground-Up Development - Current Quarter
In-place NOI from Current Year Ground-Up Development Completions	$-
In-place NOI from In-Process Ground-Up Developments	$133

In-Process Redevelopment Projects
REG's Estimated Net Project Costs (page 17)	$288,811
Stabilized Yield (page 17)	7%
Annualized Proforma Stabilized NOI	$20,865
% of Costs Incurred (page 17)	49%
Construction in Progress	$141,517

NOI from In-Process Redevelopment - Current Quarter
In-place NOI from Current Year Redevelopment Completions	$268
In-place NOI from In-Process Redevelopments	$847

Fee Income
Third-Party Management Fees and Commissions - Current Quarter (page 5)	$6,499
Less: Share of JV's Total fee income - Current Quarter (page 7)	$(250)

Other Assets
Estimated Market Value of Land
Land held for sale or future development	$38,427
Outparcels at retail operating properties	12,210
101 7th Avenue at Book Value, Net	25,000
Total Estimated Market Value of Land	$75,637

Regency's Pro-Rata Share (page 3 & 6)
Cash and Cash Equivalents	$142,331
Tenant and other receivables, excluding Straight line rent receivables	$47,931
Other Assets, excluding Goodwill	$126,368

Liabilities
Regency's Pro-Rata Share (page 3 & 6)
Notes payable	$4,214,365
Accounts payable and other liabilities	$333,747
Tenants' security, escrow deposits	$69,023

Common Shares and Equivalents Outstanding
Common Shares and Equivalents Issued and Outstanding (page 1)	171,914

Supplemental Information 42

Supplemental Details of Lease Income and Tenant & Other Receivables (Pro Rata)

(in thousands)

Supplemental Details of Lease Income (Pro-Rata)
For the Six Months Ended June 30, 2022

Six Months Ended
Composition of Lease Income	June 30, 2022

Base Rent	$448,512
Recoveries from Tenants	151,364
Percentage Rent, Termination Fees, and Other Lease Income	14,805
Current Period Billings/Deferrals & Other Revenue	$614,681
Uncollectible Lease Income, net	11,985
Non-Cash Revenues (1)	23,871
Total Lease Income (see pages 5 & 7)	$650,537

Composition of Uncollectible Lease Income

Uncollectible Lease Income - Current Year (2022) Billings (2)	$(5,586)
Impact from Current Year 2022 Lease Modifications (3)	2,109
Uncollectible Lease Income - 2022 Billings	$(3,477)
Recovery of Prior Year (2020/2021) Reserves, net (4)	15,462
Uncollectible Lease Income, net	$11,985

Supplemental Details of Tenant & Other Receivables (Pro-Rata)
As of June 30, 2022 and December 31, 2021

	June 30, 2022	December 31, 2021

Tenant receivables	$57,072	$82,157
Less: Uncollectible tenant receivables	(32,609)	(50,246)
Net tenant receivables	$24,463	$31,911

Straight line rent receivables	158,233	152,798
Less: Uncollectible straight line rent receivables	(26,563)	(32,956)
Net Straight line rent receivables	$131,670	$119,842

Other receivables (5)	23,466	23,079
Total tenant and other receivables (see pages 3 & 6)	$179,599	$174,832

Uncollectible Tenant Receivables Balance Reconciliation

Uncollectible tenant receivables (12/31/21)	$(50,246)
Uncollectible Lease Income - Current Year (2022) Billings (2)	(5,586)
Impact from Current Year (2022) Lease Modifications (3)	2,109
Recovery of Prior Year (2020/2021) Reserves, net (4)	15,462
YTD 2022 - Write-offs and Abatements	5,652
Uncollectible tenant receivables (6/30/22)	$(32,609)

Composition of Unbilled Deferrals	June 30, 2022	Timing of Rebill

Cash Basis Tenants	$8,909	2022	49%
Accrual Basis Tenants	122	2023+	51%
Total Unbilled Deferrals (as of 6/30/22) (6)	$9,031		100%
(1)
Includes pro-rata share of straight line rent on lease income, net of uncollectible amounts, and above/below market rent amortization.
(2)
Represents Base Rent and Recoveries deemed uncollectible associated with billings during the six months ended June 30, 2022.
(3)
The Company accounts for deferrals and abatements that significantly increase the consideration due under the lease (those that do not qualify for the FASB COVID-19 lease concession guidance) as a lease modification, in accordance with ASC 842. Under a lease modification, Lease income is reduced by the amount of the deferral or abatement in the period in which it was granted, and any previous uncollectible lease income associated with that deferral or abatement is reversed.
(4)
Represents the collection of Base Rent and Recoveries previously reserved during the years ended December 31, 2020, and December 31, 2021.
(5)
Other receivables include construction receivables, insurance receivables and amounts due from real estate partnerships for management, transaction and other fee income.
(6)
Represents executed deferral agreements that have yet to be rebilled, as of June 30, 2022.

Supplemental Information 43

Earnings Guidance

June 30, 2022

(in thousands, except per share data)

Full Year 2022 Guidance (in thousands, except per share data)	2Q YTD	Current Guidance	Prior Guidance
Net Income Attributable to Common Stockholders per diluted share	$1.74	$2.60-$2.64	$2.50-$2.56
Nareit Funds From Operations ("Nareit FFO") per diluted share	$2.04	$3.92-$3.96	$3.84-$3.90
Core Operating Earnings per diluted share (1)	$1.91	$3.70-$3.74	$3.65-$3.71
Same property NOI growth without termination fees	4.1%	+1.25% to +2.25%	0% to +1.5%
Same property NOI growth without termination fees or collection of PY reserves	8.6%	+4.75% to +5.75%	+3.5% to +5.0%
Collection of Prior Year Reserves (2)	$15,033	+/-$18,000	+/-$18,000
Certain non-cash items (3)	$22,457	+/-$37,500	+/-$33,500
Impact from Reversal of Uncollectible Straight-Line Rent Receivables (4)	$7,494	$7,494	$3,967
Net G&A expense	$43,598	$86,000-$88,000	$82,500-$85,500
Net interest expense	$82,984	$166,000-$167,000	$165,000-$166,000
Recurring third party fees & commissions	$12,654	$24,000-$25,000	$24,000-$25,000
Development and Redevelopment spend	$57,972	+/-$140,000	+/-$150,000
Acquisitions	$170,908	+/-$170,000	+/-$170,000
Cap rate (weighted average)	5.6%	+/- 5.6%	+/- 5.6%
Dispositions	$177,604	+/-$190,000	+/-$210,000
Cap rate (weighted average)(5)	3.0%	+/- 3.3%	+/- 3.7%
Forward ATM settlement (gross)	$64,768	+/-$65,000	+/-$65,000
Share Repurchase settlement (gross)	$75,393	+/-$75,000	$0

Reconcilliation of Net Income to Earnings Guidance (per diluted share):	Full Year 2022
	Low	High

Net income attributable to common stockholders	$2.60	2.64

Adjustments to reconcile net income to Nareit FFO:
Depreciation and amortization	2.00	2.00
Gain on sale of real estate	(0.69)	(0.69)
Exchangeable operating partnership units	0.01	0.01
Nareit Funds From Operations	$3.92	3.96

Adjustments to reconcile Nareit FFO to Core Operating Earnings:
Straight line rent, net	(0.10)	(0.10)
Above/below market rent amortization, net	(0.12)	(0.12)
Debt premium/discount amortization	0.00	0.00
Core Operating Earnings	$3.70	3.74

(1)
Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark-to-market debt, as well as transaction related income/expenses and debt extinguishment charges.
(2)
Represents the expected collection in 2022 of revenues in the Same Property portfolio reserved in 2020 and 2021; included in Uncollectible Lease Income.
(3)
Includes above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments.
(4)
Positive impact on Uncollectible Straight-Line Rent from the conversion of cash basis tenants back to an accrual basis of accounting, only included in guidance as tenants are converted.
(5)
Weighted average cap rates exclude non-income producing assets; 2022 average cap rates include the sale of Costa Verde in 1Q22 ($125M at a ~1.5% cap rate).

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Supplemental Information 44

Glossary of Terms

June 30, 2022

Core Operating Earnings: An additional performance measure used by Regency because the computation of Nareit FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO to Core Operating Earnings.

Development Completion: A Property in Development is deemed complete upon the earlier of (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations. Once deemed complete, the property is termed a Retail Operating Property the following calendar year.

Fixed Charge Coverage Ratio: Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders.

Nareit Funds From Operations (Nareit FFO): Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sales and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since Nareit FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

Net Operating Income (NOI): The sum of base rent, percentage rent, recoveries from tenants, other lease income, and other property income, less operating and maintenance expenses, real estate taxes, ground rent, and uncollectible lease income. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Non-Same Property: During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property. Please refer to the footnote on Property Summary Report for Non-Same Property detail.

Operating EBITDAre: Nareit EBITDAre is a measure of REIT performance, which the Nareit defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from Nareit EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income to Nareit EBITDAre to Operating EBITDAre.

Property In Development: Properties in various stages of ground-up development.

Property In Redevelopment: Retail Operating Properties under redevelopment or being positioned for redevelopment. Unless otherwise indicated, a Property in Redevelopment is included in the Same Property pool.

Retail Operating Property: Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.

Redevelopment Completion: A Property in Redevelopment is deemed complete upon the earlier of (i) 90% of total estimated project costs have been incurred and percent leased equals or exceeds 95% for the company owned GLA related to the project, or (ii) the property features at least two years of anchor operations, if applicable.

Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes Property in Development, prior year Development Completions, and Non-Same Properties. Property in Redevelopment is included unless otherwise indicated.

Supplemental Information 45